Exhibit 10.4

EXECUTION COPY

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

Dated as of May 4, 2007

among

J. CREW OPERATING CORP.

J. CREW INC.

GRACE HOLMES, INC. D/B/A J. CREW RETAIL

H.F.D. NO. 55, INC. D/B/A J. CREW FACTORY

MADEWELL INC.

J. CREW GROUP, INC.

J. CREW INTERNATIONAL, INC.

as Grantors

and

Each Other Grantor

From Time to Time Party Hereto

and

CITICORP USA, INC.

as Administrative Agent

WEIL, GOTSHAL & MANGES LLP

767 FIFTH AVENUE

NEW YORK, NEW YORK 10153-0119

i

TABLE OF CONTENTS

(continued)

ii

ANNEXES AND SCHEDULES

Annex 1	Form of Deposit Account Control Agreement
Annex 2	Form of Securities Account Control Agreement
Annex 3	Form of Pledge Amendment
Annex 4	Form of Joinder Agreement
Annex 5	Form of Short Form Intellectual Property Security Agreement

Schedule 1	Jurisdiction of Organization; Principal Executive Office
Schedule 2	Pledged Collateral
Schedule 3	Filings
Schedule 3.11	Collateral Access Agreements, Bailee Letters, etc.
Schedule 4	Location of Inventory and Equipment
Schedule 5	Intellectual Property
Schedule 6	Bank Accounts; Control Accounts
Schedule 7	Commercial Tort Claims

iii

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT, dated as of May 4, 2007, by J. CREW OPERATING CORP., a Delaware corporation (“Operating”), J. CREW INC., a New Jersey corporation (“J. Crew”), GRACE HOLMES, INC., a Delaware corporation doing business as J. CREW RETAIL (“Retail”), H.F.D. No. 55, INC., a Delaware corporation doing business as J. Crew Factory (“Factory”), Madewell Inc., a Delaware corporation (“Madewell”, and together with Factory, J. Crew, Retail, and Operating, each individually a “Borrower” and collectively, the “Borrowers”), J. CREW GROUP INC. (“Holdings”), J. CREW INTERNATIONAL, INC. (“JCI”, a “Guarantor” and together with Holdings, the “Guarantors”) and each of the other entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 7.11 (Additional Grantors) (each a “Grantor” and, collectively, with the Borrowers and the Guarantors, the “Grantors”), in favor of Citicorp USA, Inc. (“CUSA”), as agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors, the lenders and issuers from time to time party thereto, Wachovia Bank, National Association, as administrative agent (the “Existing Agent”), Congress Financial Corporation, as collateral agent (the “Existing Collateral Agent”), Bank of America, as the syndication agent and certain other parties thereto, are parties to the Amended and Restated Loan and Security Agreement, dated as of December 23, 2004 (as amended, modified, or supplemented prior to the Effective Date (as defined below), the “Existing Credit Agreement”);

WHEREAS, the Existing Agent and the Existing Collateral Agent desire to resign from each of their respective capacities as administrative agent and collateral agent under the Existing Credit Agreement, and Citicorp desires to be appointed as the successor Administrative Agent and as Swing Loan Lender and as Collateral Agent under the Credit Agreement, each effective as of the Effective Date (as defined below), pursuant to a master assignment and resignation agreement dated on or prior to the date hereof (the “Master Assignment and Resignation Agreement”), among the Existing Agent, the Existing Collateral Agent, Citicorp, the Borrowers and the other Loan Parties; and

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Issuers have entered into the Second Amended and Restated Credit Agreement, dated as of the date hereof (as amended, restated, supplemented, modified, increased, renewed, refunded, replaced or refinanced from time to time, the “Credit Agreement”) which amends and restates, together with this Agreement, the Existing Credit Agreement in its entirety;

WHEREAS, the Grantors are party to the Guaranty pursuant to which they have guaranteed the Obligations;

WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent;

WHEREAS, the Loan Parties hereby reaffirm the Liens granted pursuant to the Financing Agreements (as defined in the Existing Credit Agreement) to the Existing Agent for the benefit of the Secured Parties (as defined in the Existing Credit Agreement), which Liens shall continue in full force and effect during the term of this Agreement and any renewals thereof and

PLEDGE AND SECURITY AGREEMENT

J. CREW GROUP INC.

shall cover the collateral securing the Obligations (as defined in the Existing Credit Agreement) under the Financing Agreements (as defined under the Existing Credit Agreement) and shall continue to secure the Secured Obligations; and

WHEREAS, each Grantor will receive substantial direct and indirect benefits from the making of the Loans, the issuance of the Letters of Credit and the granting of the other financial accommodations to the Borrowers under the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Administrative Agent as follows:

ARTICLE I DEFINED TERMS

Section 1.1 Definitions

(a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement.

(b) Terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC, including the following terms (which are capitalized herein):

“Account Debtor”

“Account”

“Certificated Security”

“Chattel Paper”

“Commercial Tort Claim”

“Commodity Account”

“Deposit Account”

“Documents”

“Entitlement Holder”

“Entitlement Order”

“Equipment”

“Financial Asset”

“General Intangible”

“Goods”

“Instruments”

“Inventory”

“Investment Property”

“Letter-of-Credit Right”

“Proceeds”

“Securities Account”

“Securities Intermediary”

“Security”

“Security Entitlement”

“Supporting Obligation”

PLEDGE AND SECURITY AGREEMENT

J. CREW GROUP INC.

(c) The following terms shall have the following meanings:

“Additional Pledged Collateral” means any Pledged Collateral acquired by any Grantor after the date hereof (subject to Section 7.11 (Additional Collateral and Guaranties) of the Credit Agreement) and in which a security interest is granted pursuant to Section 2.2 (Grant of Security Interest in Collateral), including, to the extent a security interest is granted therein pursuant to Section 2.2 (Grant of Security Interest in Collateral), (i) all Stock and Stock Equivalents of any Person that are acquired by any Grantor after the date hereof, together with all certificates, instruments or other documents representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing, (ii) all additional Indebtedness from time to time owed to any Grantor by any obligor on the Pledged Debt Instruments and the Instruments evidencing such Indebtedness and (iii) all interest, cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing. “Additional Pledged Collateral” may be General Intangibles, Instruments or Investment Property.

“Agreement” means this Pledge and Security Agreement.

“Collateral” has the meaning specified in Section 2.1 (Collateral).

“Deposit Account Control Agreement” means a letter agreement, substantially in the form of Annex 1 (Form of Deposit Account Control Agreement) (with such changes as may be agreed to by the Administrative Agent), executed by the Grantor, the Administrative Agent and the relevant financial institution; provided, however, that the deposit account control agreements executed and delivered in connection with the Existing Credit Agreement shall also be included in this definition.

“Excluded Property” means, collectively, (i) any rights or interests in any contract, lease, permit, license, charter or license agreement covering real or personal property, as such, if under the terms of such contract, lease, permit, license, charter or license agreement, or applicable law with respect thereto, the valid grant of a security interest or lien therein to Administrative Agent is prohibited and such prohibition has not been or is not waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been or is not otherwise obtained or under applicable law such prohibition cannot be waived; provided, that, the foregoing exclusion shall in no way be construed (A) to apply if any such prohibition is unenforceable under Sections 9-406, 9-407 or 9-408 of the UCC or other applicable law or (B) so as to limit, impair or otherwise affect Administrative Agent’s unconditional continuing security interests in and liens upon any rights or interests of a Grantor in or to monies due or to become due under any such contract, lease, permit, license, charter or license agreement (including any Receivables) and (ii) the Stock of J. Crew Japan, Inc. (“J. Crew Japan”).

“Intellectual Property” shall mean, as to each Grantor, such Grantor’s now owned and hereafter arising or acquired: patents, patent rights, patent applications, copyrights, works which are the subject matter of copyrights, copyright registrations, trademarks, trade names, trade styles, trademark and service mark applications, and licenses and rights to use any of the foregoing; all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing; all rights to sue for past, present and future infringement of any of the foregoing; inventions, trade secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals, and operating standards; goodwill (including any goodwill associated with any trademark or the license of any trademark); customer and other lists in whatever form maintained; trade secret rights, copyright rights, rights in works of authorship, domain names and domain name registration; software and contract rights relating to computer software programs, in whatever form created or maintained.

PLEDGE AND SECURITY AGREEMENT

J. CREW GROUP INC.

“LLC’ means each limited liability company in which a Grantor has an interest, including those set forth on Schedule 2 (Pledged Collateral).

“LLC Agreement” means each operating agreement with respect to a LLC, as each agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time.

“Material Intellectual Property” means Intellectual Property owned by or licensed to a Grantor and material to the conduct of any Grantor’s business.

“Partnership” means each partnership in which a Grantor has an interest, including those set forth on Schedule 2 (Pledged Collateral).

“Partnership Agreement” means each partnership agreement governing a Partnership, as each such agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified.

“Pledged Certificated Stock” means all Certificated Securities and any other Stock and Stock Equivalent of a Person evidenced by a certificate, Instrument or other equivalent document, in each case owned by any Grantor, including all Stock listed on Schedule 2 (Pledged Collateral).

“Pledged Collateral” means, collectively, the Pledged Stock, Pledged Debt Instruments, any other Investment Property of any Grantor, all Chattel Paper, certificates or other Instruments representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing. Pledged Collateral may be General Intangibles, Instruments or Investment Property.

“Pledged Debt Instruments” means all right, title and interest of any Grantor in Instruments evidencing any Indebtedness owed to such Grantor, including all Indebtedness described on Schedule 2 (Pledged Collateral), issued by the obligors named therein.

“Pledged Stock” means all Pledged Certificated Stock and all Pledged Uncertificated Stock. For purposes of this Agreement, the term “Pledged Stock” shall not include any Excluded Equity.

“Pledged Uncertificated Stock” means any Stock or Stock Equivalent of any Person that is not a Pledged Certificated Stock, including all right, title and interest of any Grantor as a limited or general partner in any Partnership or as a member of any LLC and all right, title and interest of any Grantor in, to and under any Partnership Agreement or LLC Agreement to which it is a party.

“Receivables” means all of the following now owned or hereafter arising or acquired property of each Grantor: (a) all Accounts; (b) all interest, fees, late charges, penalties, collection fees and other amounts due or to become due or otherwise payable in connection with any Account; (c) all payment intangibles of such Grantor; (d) letters of credit, indemnities, guarantees, security or other deposits and proceeds thereof issued payable to any Grantor or

PLEDGE AND SECURITY AGREEMENT

J. CREW GROUP INC.

otherwise in favor of or delivered to any Grantor in connection with any Account or any Credit Card Receivables; or (e) all other Accounts, contract rights, Chattel Paper, Instruments, notes, General Intangibles and other forms of obligations owing to any Grantor, whether from the sale and lease of goods or other property, licensing of any property (including Intellectual Property or other General Intangibles), rendition of services or from loans or advances by any Grantor or to or for the benefit of any third person (including loans or advances to any Affiliates or Subsidiaries of any Grantor) or otherwise associated with any Accounts, Inventory or General Intangibles of any Grantor (including, without limitation, choses in action, causes of action, tax refunds, tax refund claims, any funds which may become payable to any Grantor in connection with the termination of any Title IV Plan or other employee benefit plan and any other amounts payable to any Grantor from any Title IV Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, casualty or any similar types of insurance and any proceeds thereof and proceeds of insurance covering the lives of employees on which any Grantor is a beneficiary).

“Records” means, as to each Grantor, all of such Grantor’s present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of any Grantor with respect to the foregoing maintained with or by any other person).

“Securities Account Control Agreement” means a letter agreement, substantially in the form of Annex 2 (Form of Securities Account Control Agreement) (with such changes as may be agreed to by the Administrative Agent), executed by the relevant Grantor, the Administrative Agent and the relevant Approved Securities Intermediary; provided, however, that the securities account control agreements executed and delivered in connection with the Existing Credit Agreement shall also be included in this definition.

“Securities Act” means the Securities Act of 1933, as amended.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Administrative Agent’s and the Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

Section 1.2 Certain Other Terms

(a) In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”

(b) The terms “herein,” “hereof,” “hereto” and “hereunder” and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

PLEDGE AND SECURITY AGREEMENT

J. CREW GROUP INC.

(c) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

(d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(e) Where the context requires, provisions relating to any Collateral, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or any relevant part thereof.

(f) Any reference in this Agreement to a Financing Agreement shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.

(g) The term “including” means “including without limitation” except when used in the computation of time periods.

(h) The terms “Lender,” “Issuer” “Administrative Agent” and “Secured Party” include their respective successors.

(i) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

ARTICLE II GRANT OF SECURITY INTEREST

Section 2.1 Collateral

For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the “Collateral”:

(a) all Accounts;

(b) all General Intangibles, including, without limitation, all Intellectual Property;

(c) all Goods, including, without limitation, Inventory and Equipment;

(d) all Real Property subject to the Mortgages and fixtures;

(e) all Chattel Paper, including, without limitation, all tangible and electronic chattel paper;

(f) all Instruments, including, without limitation, all promissory notes;

(g) all Documents;

(h) all Deposit Accounts;

PLEDGE AND SECURITY AGREEMENT

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(i) all letters of credit, banker’s acceptances and similar instruments and including all Letter-of-Credit Rights;

(j) all Supporting Obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including (A) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (B) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (C) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (D) deposits by and property of Account Debtors or other persons securing the obligations of Account Debtors;

(k) all (A) Investment Property (including Securities, whether Certificated Securities or uncertificated Securities, Securities Accounts, Security Entitlements, commodity contracts or Commodity Accounts) and (B) monies, credit balances, deposits and other property of any Grantor now or hereafter held or received by or in transit to Administrative Agent, any Lender or its Affiliates or at any other depository or other institution from or for the account of any Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

(1) all Commercial Tort Claims, including, without limitation, those described on Schedule 7 (Commercial Tort Claims) and on any supplement thereto received by the Administrative Agent pursuant to Section 4.9 (Notice of Commercial Tort Claims);

(m) to the extent not otherwise described above, all Receivables;

(n) all Records; and

(o) all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral;

provided, however, that “Collateral ” shall not include any Excluded Property; and provided, further, that if and when any property shall cease to be Excluded Property, such property shall be deemed at all times from and after the date hereof to constitute Collateral.

Section 2.2 Grant of Security Interest in Collateral

To secure payment and performance of all Obligations, each Grantor hereby grants to Administrative Agent, for itself and the benefit of Lenders, a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to the Administrative Agent, for itself and the benefit of Lenders, as security (and hereby confirms, reaffirms and restates the prior grant thereof to the Existing Agent, for itself and Lenders, pursuant to the Existing Credit Agreement in favor of the Administrative Agent and the Secured Parties), the Collateral.

Section 2.3 Cash Collateral Accounts

The Administrative Agent has established a Deposit Account at Citibank, N.A., designated as “Citicorp USA, Inc. – J. Crew Cash Collateral Account”. Such Deposit Account shall be a Cash Collateral Account.

PLEDGE AND SECURITY AGREEMENT

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ARTICLE III REPRESENTATIONS AND WARRANTIES

To induce the Lenders, the Issuers and the Administrative Agent to enter into the Credit Agreement, each Grantor hereby represents and warrants each of the following to the Administrative Agent, the Lenders, the Issuers and the other Secured Parties:

Section 3.1 Title; No Other Liens

Except for the Lien granted to the Administrative Agent pursuant to this Agreement and the other Liens permitted to exist on the Collateral under the Credit Agreement, such Grantor (a) is the record and beneficial owner of the Pledged Collateral pledged by it hereunder constituting Instruments or Certificated Securities, (b) is the Entitlement Holder of all such Pledged Collateral constituting Investment Property held in a Securities Account and (c) has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any other Lien, other than Liens permitted by Section 8.2 (Liens, Etc.) of the Credit Agreement.

Section 3.2 Perfection and Priority

The security interest granted pursuant to this Agreement shall constitute a valid and continuing perfected security interest in favor of the Administrative Agent in the Collateral for which perfection is governed by the UCC or filing with the United States Copyright Office upon (i) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the completion of the filings and other actions specified on Schedule 3 (Filings) (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Administrative Agent in completed and duly executed form), (ii) the delivery to the Administrative Agent of all Collateral consisting of Instruments and Certificated Securities, in each case properly endorsed for transfer to the Administrative Agent or in blank (it being acknowledged by the Administrative Agent that delivery of the Pledged Stock constituting Term Loan Primary Collateral (as defined in the Intercreditor Agreement) is subject to the terms of the Intercreditor Agreement), (iii) the execution of the Master Assignment and Resignation Agreement, (A) the assignment of existing Securities Account Control Agreements with respect to Investment Property not in certificated form that have been executed and delivered in connection with the Existing Credit Agreement and (B) the assignment of existing Deposit Account Control Agreements with respect to each Deposit Account of a Grantor with respect to which a Deposit Account Control Agreement is required by Section 7.12 (Control Accounts; Approved Deposit Accounts) of the Credit Agreement that have been executed and delivered in connection with the Existing Credit Agreement, and (iv) all appropriate filings having been made with the United States Copyright Office. Subject to the Intercreditor Agreement, such security interest shall be prior to all other Liens on the Collateral.

Section 3.3 Jurisdiction of Organization; Chief Executive Office

Such Grantor’s jurisdiction of organization, legal name, organizational identification number, if any, and the location of such Grantor’s chief executive office or sole place of business, in each case as of the date hereof, is specified on Schedule 1 (Jurisdiction of Organization; Principal Executive Office) and such Schedule 1 (Jurisdiction of Organization; Principal Executive Office) also lists all jurisdictions of incorporation, legal names and locations of such Grantor’s chief executive office or sole place of business for the five years preceding the date hereof.

PLEDGE AND SECURITY AGREEMENT

J. CREW GROUP INC.

Section 3.4 Inventory and Equipment

On the date hereof, such Grantor’s Inventory and Equipment (other than mobile goods and Inventory or Equipment in transit) are kept at the locations listed on Schedule 4 (Location of Inventory and Equipment) and such Schedule 4 (Location of Inventory and Equipment) also list the locations of such Inventory and Equipment for the five years preceding the date hereof.

Section 3.5 Pledged Collateral

(a) The Pledged Stock pledged hereunder by such Grantor is listed on Schedule 2 (Pledged Collateral) and constitutes that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 2 (Pledged Collateral).

(b) All of the Pledged Stock (other than Pledged Stock in limited liability companies and partnerships) has been duly authorized, validly issued and is fully paid and nonassessable.

(c) Subject to the Intercreditor Agreement, each of the Pledged Debt Instruments constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

(d) All Pledged Collateral and, if applicable, any Additional Pledged Collateral, consisting of Certificated Securities or Instruments has been delivered to the Administrative Agent in accordance with Section 4.3(a) (Pledged Collateral) and Section 7.11 of the Credit Agreement (it being acknowledged by the Administrative Agent that delivery of all Certificated Securities constituting Term Loan Primary Collateral (as defined in the Intercreditor Agreement) is subject to the terms of the Intercreditor Agreement).

(e) All Pledged Collateral held by a Securities Intermediary in a Securities Account is subject to a Securities Account Control Account.

(f) Subject to the Intercreditor Agreement, other than Pledged Stock constituting General Intangibles, there is no Pledged Collateral other than that represented by Certificated Securities or Instruments in the possession of the Administrative Agent or that consist of Financial Assets held in a Securities Account that is subject to a Securities Account Control Agreement.

Section 3.6 Accounts

No amount payable to such Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper that has not been delivered to the Administrative Agent, properly endorsed for transfer, to the extent delivery is required by Section 4.3 (Pledged Collateral).

PLEDGE AND SECURITY AGREEMENT

J. CREW GROUP INC.

Section 3.7 Intellectual Property

(a) Each Grantor owns all right, title and interest in and to, or has valid and continuing rights to use, sell and license, all Intellectual Property used in the conduct of its business. Schedule 5 (Intellectual Property) lists all Intellectual Property owned by such Grantor that is the subject of a registration or application for registration in the United States or any foreign jurisdiction, and all other Material Intellectual Property of such Grantor on the date hereof, separately identifying that owned by such Grantor and that licensed to such Grantor. The Intellectual Property set forth on Schedule 5 (Intellectual Property) for such Grantor constitutes all of the intellectual property rights necessary to conduct its business.

(b) All Material Intellectual Property owned by such Grantor is valid, subsisting, unexpired and enforceable, has not been adjudged invalid and has not been abandoned, and to the knowledge of such Grantor, no third party is infringing, misappropriating, diluting or otherwise violating such Material Intellectual Property.

(c) Except as set forth in Schedule 5 (Intellectual Property), none of the Material Intellectual Property owned by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

(d) The operation and conduct of the business of such Grantor does not infringe, misappropriate, dilute or violate the intellectual property rights of any other Person.

(e) No holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of, or such Grantor’s rights in, any Material Intellectual Property.

(f) No actions or proceedings seeking to limit, cancel or question the validity of any Intellectual Property owned by such Grantor or such Grantor’s ownership interest therein is pending or, to the knowledge of such Grantor, threatened, that, in the aggregate, could reasonably be expected to have a Material Adverse Effect. There are no claims, judgments or settlements to be paid by such Grantor relating to the Intellectual Property that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 3.8 Deposit Accounts; Securities Accounts

The only Deposit Accounts or Securities Accounts maintained by any Grantor on the date hereof are those listed on Schedule 6 (Bank Accounts; Control Accounts).

Section 3.9 Commercial Tort Claims

The only Commercial Tort Claims in excess of $1,000,000 of any Grantor existing on the date hereof (regardless of whether the amount, defendant or other material facts can be determined and regardless of whether such Commercial Tort Claim has been asserted, threatened or has otherwise been made known to the obligee thereof or whether litigation has been commenced for such claims) are those listed on Schedule 7 (Commercial Tort Claims), which sets forth such information separately for each Grantor.

PLEDGE AND SECURITY AGREEMENT

J. CREW GROUP INC.

Section 3.10 Letters of Credit

[Intentionally Omitted].

Section 3.11 Collateral Access Agreements, Bailee Letters, etc.

Schedule 3.11 (Collateral Access Agreements, Bailee Letters, etc.) sets forth all collateral access agreements, bailee letters, third party agreements relating to the location of the Collateral, or equivalent documents of each Loan Party as of the date hereof. In the event that any Collateral is at any time after the date hereof located on premises (other than a store location or a factory store location) for which a collateral access agreement, bailee letter, third party agreement relating to the location of the Collateral, or equivalent document has not been obtained, Grantors shall promptly notify the Administrative Agent thereof in writing. Within 30 days of Administrative Agent’s request, Grantors shall deliver to Administrative Agent a collateral access agreement, bailee letter, third party agreement relating to the location of the Collateral or equivalent document duly authorized, executed and delivered by such person and the Grantors that is the owner of such Collateral.

ARTICLE IV COVENANTS

Each Grantor agrees with the Administrative Agent to the following, as long as any Obligation or Revolving Credit Commitment remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:

Section 4.1 Maintenance of Perfected Security Interest; Further Documentation

(a) Such Grantor shall maintain the security interest created by this Agreement as a first priority perfected security interest, subject to the Intercreditor Agreement and shall defend such security interest and such priority against the claims and demands of all Persons.

(b) Such Grantor shall furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail and in form and substance reasonably satisfactory to the Administrative Agent.

(c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further action as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Deposit Account Control Agreements and Securities Account Control Agreements (other than with respect to those deposit accounts and securities accounts that are subject to existing Deposit Account Control Agreements and Securities Account Control Agreements as of the date hereof).

PLEDGE AND SECURITY AGREEMENT

J. CREW GROUP INC.

Section 4.2 Changes in Locations, Name, Etc.

(a) Except upon 30 days’ prior written notice to the Administrative Agent and delivery to the Administrative Agent of (i) all additional financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (ii) if applicable, a written supplement to Schedule 4 (Location of Inventory and Equipment) showing (A) any additional locations at which Inventory or Equipment shall be kept or (B) any changes in any location where Inventory or Equipment shall be kept that would require the Administrative Agent to take any action to maintain a perfected security interest in such Collateral, such Grantor shall not do any of the following:

(i) permit any Inventory or Equipment that, in the aggregate, has a Fair Market Value in excess of $100,000 ,to be kept at a location other than those listed on Schedule 4 (Location of Inventory and Equipment), except for: (a) Inventory or Equipment in transit, (b) Inventory sold in the ordinary course of such Grantor’s business, (c) Equipment that is undergoing repairs or maintenance in the ordinary course of such Grantor’s business and (d) Inventory or Equipment located at a store location or factory store location;

(ii) change its jurisdiction of organization or its location, in each case from that referred to in Section 3.3 (Jurisdiction of Organization; Chief Executive Office); or

(iii) change its legal name or organizational identification number, if any, or corporation, limited liability company or other organizational structure to such an extent that any financing statement filed in connection with this Agreement would become seriously misleading.

Section 4.3 Pledged Collateral

Subject to the Intercreditor Agreement:

(a) Such Grantor shall (i) deliver to the Administrative Agent, all certificates and Instruments representing or evidencing any Pledged Collateral (including Additional Pledged Collateral), whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent, together, in respect of any Additional Pledged Collateral, with a Pledge Amendment, duly executed by the Grantor, in substantially the form of Annex 3 (Form of Pledge Amendment), an acknowledgment and agreement to a Joinder Agreement duly executed by the Grantor, in substantially the form in the form of Annex 4 (Form of Joinder Agreement), or such other documentation acceptable to the Administrative Agent (it being acknowledged by the Administrative Agent that delivery of the Pledged Collateral constituting Term Loan Primary Collateral (as defined in the Intercreditor Agreement) is subject to the terms of the Intercreditor Agreement) and (ii) maintain all other Pledged Collateral constituting Investment Property in a Control Account. Such Grantor authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement. After the occurrence and during the continuation of an Event of Default, the Administrative Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in its name or in the name of its nominees any Pledged Collateral. The Administrative Agent shall have the right at any time to exchange any certificate or instrument representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

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(b) Except as provided in Article V (Remedial Provisions), such Grantor shall be entitled to receive all cash dividends paid in respect of the Pledged Collateral (other than liquidating or distributing dividends) with respect to the Pledged Collateral. After the occurrence and during the continuation of an Event of Default, any sums paid upon or in respect of any Pledged Collateral upon the liquidation or dissolution of any issuer of any Pledged Collateral, any distribution of capital made on or in respect of any Pledged Collateral or any property distributed upon or with respect to any Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sum of money or property paid or distributed as described in the immediately preceding sentence in respect of any Pledged Collateral shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent, segregated from other funds of such Grantor, as additional security for the Secured Obligations.

(c) Except as provided in Article V (Remedial Provisions), such Grantor shall be entitled to exercise all voting, consent and corporate, partnership, limited liability company and similar rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor that would impair the Collateral, be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Financing Agreement or, without prior notice to the Administrative Agent, enable or permit any issuer of Pledged Collateral to issue any Stock or other equity Securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Stock or other equity Securities of any nature of any issuer of Pledged Collateral.

(d) Such Grantor shall not grant “control” (within the meaning of such term under Article 9-106 of the UCC) over any Investment Property to any Person other than the Administrative Agent, subject to the Interecreditor Agreement; provided, however, that the mere establishment of a Control Account shall not be deemed a violation of this clause (d).

(e) In the case of each Grantor that is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and shall comply with such terms insofar as such terms are applicable to it. In the case of any Grantor that is a holder of any Stock or Stock Equivalent in any Person that is an issuer of Pledged Collateral, such Grantor consents to (i) the exercise of the rights granted to the Administrative Agent hereunder (including those described in Section 5.3 (Pledged Collateral)), and (ii) the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Stock in such Person and to the transfer of such Pledged Stock to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a holder of such Pledged Stock with all the rights, powers and duties of other holders of Pledged Stock of the same class and, if the Grantor having pledged such Pledged Stock hereunder had any right, power or duty at the time of such pledge or at the time of such substitution beyond that of such other holders, with all such additional rights, powers and duties. Such Grantor agrees to execute and deliver to the Administrative Agent such certificates, agreements and other documents as may be necessary to evidence, formalize or otherwise give effect to the consents given in this clause (e).

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Section 4.4 Accounts

Except as permitted by the Credit Agreement, such Grantor shall not, other than in the ordinary course of business consistent with its past practice, settle, adjust or compromise any claim, offset, counterclaim or dispute with any Account Debtor, Credit Card Issuer or Credit Card Processor.

Section 4.5 Delivery of Instruments and Chattel Paper

If any amount in excess of $250,000 payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by an Instrument or Chattel Paper, such Grantor shall immediately deliver such Instrument or Chattel Paper to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, or, if consented to by the Administrative Agent, shall mark all such Instruments and Chattel Paper with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of Citicorp USA, Inc., as Administrative Agent”.

Section 4.6 Intellectual Property

(a) Such Grantor (either itself or through licensees) shall (i) continue to use each trademark that is Material Intellectual Property in order to maintain such trademark in full force and effect with respect to each class of goods for which such trademark is currently used, free from any claim of abandonment for non-use, (ii) use such trademark that is Material Intellectual Property with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law and (iii) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such trademark that is Material Intellectual Property (or any goodwill associated therewith) may become destroyed, invalidated, impaired or harmed in any way.

(b) Such Grantor (either itself or through licensees) shall not do any act, or omit to do any act, whereby any patent that is Material Intellectual Property may become forfeited, abandoned or dedicated to the public.

(c) Such Grantor (either itself or through licensees) (i) shall not (and shall not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any portion of the copyrights that is Material Intellectual Property may become invalidated or otherwise impaired and (ii) shall not (either itself or through licensees) do any act whereby any portion of the copyrights that is Material Intellectual Property may fall into the public domain.

(d) Such Grantor (either itself or through licensees) shall not do any act that knowingly infringes, misappropriates, or violates the intellectual property rights of any other Person.

(e) Such Grantor shall notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any Material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, right to use, interest in, or the validity of, any Material Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

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(f) Whenever such Grantor, either by itself or through any agent, licensee or designee, shall file an application for the registration of any Material Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent’s security interest in any such Material Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

(g) Such Grantor shall take all reasonable actions necessary or requested by the Administrative Agent, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of Material Intellectual Property, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.

(h) In the event that any Material Intellectual Property is or has been infringed upon or misappropriated or diluted by a third party, such Grantor shall notify the Administrative Agent promptly after such Grantor learns thereof. Such Grantor shall take appropriate action in response to such infringement, misappropriation of dilution, including promptly bringing suit for infringement, misappropriation or dilution and to recover all damages for such infringement, misappropriation of dilution, and shall take such other actions may be appropriate in its reasonable judgment under the circumstances to protect such Material Intellectual Property.

(i) Unless otherwise agreed to by the Administrative Agent, such Grantor shall execute and deliver to the Administrative Agent for filing in (i) the United States Copyright Office a short-form copyright security agreement in the form attached hereto as Annex 5 (Form of Short Form Intellectual Property Security Agreement), (ii) in the United States Patent and Trademark Office and with the Secretary of State of all appropriate States of the United States a short-form patent security agreement in the form attached hereto as Annex 5 (Form of Short Form Intellectual Property Security Agreement) and (iii) the United States Patent and Trademark Office a short-form trademark security agreement in form attached hereto as Annex 5 (Form of Short Form Intellectual Property Security Agreement) (together with appropriate supporting documentation as may be requested by the Administrative Agent) in form and substance reasonably acceptable to the Administrative Agent.

Section 4.7 License Agreements

(a) With respect to a License Agreement applicable to Material Intellectual Property that is owned by a third party and licensed to a Grantor and that is affixed to or otherwise used in connection with the manufacture, sale or distribution of any Inventory, each Grantor shall (i) give the Administrative Agent not less than ninety (90) days prior written notice of its intention to not renew or to terminate, cancel, surrender or release its rights under any such

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License Agreement, or to amend any such License Agreement or related arrangements to limit the scope of the right of such Grantor to use the Material Intellectual Property subject to such License Agreement, either with respect to product, territory, term or otherwise, or to increase the amounts to be paid by such Grantor thereunder or in connection therewith (and the Administrative Agent may establish such Reserves as a result of any of the foregoing as the Administrative Agent may reasonably determine), (ii) give the Administrative Agent prompt written notice of any such License Agreement entered into by such Grantor after the date hereof, or any material amendment to any such License Agreement existing on the date hereof, in each case together with a true, correct and complete copy thereof and such other information with respect thereto as the Administrative Agent may reasonably request, (iii) give the Administrative Agent prompt written notice of any material breach of any obligation, or any default, by the third party that is the licensor or by the Grantor that is the licensee or any other party under any such License Agreement, and deliver to the Administrative Agent (promptly upon the receipt thereof by such Grantor in the case of a notice to such Grantor and concurrently with the sending thereof in the case of a notice from such Grantor) a copy of each notice of default and any other notice received or delivered by such Grantor in connection with any such a License Agreement that relates to the scope of the right, or the continuation of the right, of such Grantor to use the Material Intellectual Property subject to such License Agreement or the amounts required to be paid thereunder.

(b) With respect to a License Agreement applicable to Material Intellectual Property that is owned by a third party and licensed to a Grantor and that is affixed to or otherwise used in connection with the manufacture, sale or distribution of any Inventory, at any time an Event of Default shall exist or have occurred and be continuing or if after giving effect to any Reserves, or the reduction in the applicable Borrowing Base as a result of Eligible Inventory using such licensed Material Intellectual Property ceasing to be Eligible Inventory, the Administrative Agent shall have, and is hereby granted, the irrevocable right and authority, at its option, to renew or extend the term of such License Agreement, whether in its own name and behalf, or in the name and behalf of a designee or nominee of the Administrative Agent or in the name and behalf of such Grantor, subject to and in accordance with the terms of such License Agreement. The Administrative Agent may, but shall not be required to, perform any or all of such obligations of such Grantor under any of the License Agreements, including, but not limited to, the payment of any or all sums due from such Grantor thereunder. Any sums so paid by the Administrative Agent shall constitute part of the Secured Obligations.

Section 4.8 Insurance

[Intentionally Omitted]

Section 4.9 Notice of Commercial Tort Claims

Such Grantor agrees that, if it shall acquire any interest in any Commercial Tort Claim in excess of $ 1,000,000 (whether from another Person or because such Commercial Tort Claim shall have come into existence), (i) such Grantor shall, immediately upon such acquisition, deliver to the Administrative Agent, in each case in form and substance reasonably satisfactory to the Administrative Agent, a notice of the existence and nature of such Commercial Tort Claim and deliver a supplement to Schedule 7 (Commercial Tort Claims) containing a specific description of such Commercial Tort Claim, (ii) the provision of Section 2.1 (Collateral) shall apply to such Commercial Tort Claim and (iii) such Grantor shall execute and deliver to the Administrative Agent, in each case in form and substance reasonably satisfactory to the Administrative Agent, any certificate, agreement and other document, and take all other action,

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deemed by the Administrative Agent to be reasonably necessary or appropriate for the Administrative Agent to obtain, on behalf of the Lenders, subject to the Intercreditor Agreement, a first-priority, perfected security interest in all such Commercial Tort Claims. Any supplement to Schedule 7 (Commercial Tort Claims) delivered pursuant to this Section 4.9 (Notice of Commercial Tort Claims) shall, after the receipt thereof by the Administrative Agent, become part of Schedule 7 (Commercial Tort Claims) for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt.

Section 4.10 Credit Card Agreements

Each Grantor shall (a) observe and perform all material terms, covenants, conditions and provisions of the Credit Card Agreements to be observed and performed by it at the times set forth therein; and (b) at all times maintain in full force and effect the Credit Card Agreements and not terminate, cancel, surrender, modify, amend, waive or release any of the Credit Card Agreements, or consent to or permit to occur any of the foregoing; except, that, (i) any Grantor may terminate or cancel any of the Credit Card Agreements in the ordinary course of the business of such Grantor; provided, that, such Grantor shall give the Administrative Agent not less than fifteen (15) days prior written notice of its intention to so terminate or cancel any of the Credit Card Agreements; (c) not enter into any new Credit Card Agreements with any new Credit Card Issuer unless (i) the Administrative Agent shall have received not less than thirty (30) days prior written notice of the intention of such Grantor to enter into such agreement (together with such other information with respect thereto as the Administrative Agent may request) and (ii) such Grantor delivers, or causes to be delivered to the Administrative Agent, a Credit Card Acknowledgment in favor of the Administrative Agent, (d) give the Administrative Agent immediate written notice of any Credit Card Agreement entered into by such Grantor after the date hereof, together with a true, correct and complete copy thereof and such other information with respect thereto as the Administrative Agent may request; and (e) furnish to the Administrative Agent, promptly upon the request of the Administrative Agent, such information and evidence as the Administrative Agent may require from time to time concerning the observance, performance and compliance by such Grantor or the other party or parties thereto with the terms, covenants or provisions of the Credit Card Agreements.

Section 4.11 Inventory Covenants

(a) Such Grantor shall at all times maintain Inventory records reasonably satisfactory to the Administrative Agent, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, such Grantor’s cost therefor and daily withdrawals therefrom and additions thereto;

(b) Such Grantor shall produce, use, store and maintain the Inventory, with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws (including the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto);

(c) Such Grantor assumes all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory;

(d) Such Grantor shall not sell Inventory to any customer on approval, or any other basis which entitles the customer to return or may obligate any Grantor to repurchase such Inventory except for the right of return given to retail customers of such Grantor in the ordinary course of the business of such Grantor in accordance with the then current return policy of such Grantor;

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(e) Such Grantor shall keep the Inventory in good and marketable condition;

(f) Such Grantor shall not, without prior written notice to the Administrative Agent or the specific identification of such Inventory in a report with respect thereto provided by Borrower Agent to Administrative Agent, acquire or accept any Inventory on consignment or approval.

ARTICLE V REMEDIAL PROVISIONS

Section 5.1 Code and Other Remedies

During the continuance of an Event of Default, the Administrative Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon any Collateral, and may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver any Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent shall have the right upon any such public sale or sales, and, to the extent permitted by the UCC and other applicable law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places that the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and any other Secured Party hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Credit Agreement shall prescribe, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

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Section 5.2 Accounts and Payments in Respect of General Intangibles

(a) In addition to, and not in substitution for, any similar requirement in the Credit Agreement, if required by the Administrative Agent at any time during the continuance of an Event of Default, any payment of Accounts or payment in respect of General Intangibles, when collected by any Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent, in an Approved Deposit Account or a Cash Collateral Account, subject to withdrawal, and shall be applied by the Administrative Agent in respect of any Obligations as provided in Section 5.4 (Proceeds to be Turned Over To Administrative Agent). Until so turned over or turned over, such payment shall be held by such Grantor in trust for the Administrative Agent, segregated from other funds of such Grantor. Such deposits of Proceeds of Accounts and payments in respect of General Intangibles shall, at the request of the Administrative Agent after the occurrence and during the continuation of an Event of Default, be summarized by a report identifying in reasonable detail the nature and source of the payments included in such deposits.

(b) At the Administrative Agent’s request, during the continuance of an Event of Default, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions that gave rise to the Accounts or payments in respect of General Intangibles, including all original orders, invoices and shipping receipts (other than with respect to the sale of Inventory in the ordinary course, which shall be summarized in a report at the request of the Administrative Agent.

(c) The Administrative Agent may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its Accounts or amounts due under General Intangibles or any thereof.

(d) The Administrative Agent in its own name or in the name of others may at any time during the continuance of an Event of Default communicate with Account Debtors to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Account or amounts due under any General Intangible.

(e) Upon the request of the Administrative Agent at any time during the continuance of an Event of Default, each Grantor shall notify Account Debtors that the Accounts or General Intangibles have been collaterally assigned to the Administrative Agent and that payments in respect thereof shall be made directly to the Administrative Agent. In addition, the Administrative Agent may at any time during the continuance of an Event of Default enforce such Grantor’s rights against such Account Debtors and obligors of General Intangibles.

(f) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts and payments in respect, of General Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any agreement giving rise to an Account or a payment in respect of a General Intangible by reason of or arising out of this Agreement or the receipt by the Administrative Agent nor any other Secured Party of any payment relating thereto, nor shall the Administrative Agent nor any other Secured Party be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an Account or a payment in respect of a General Intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by

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it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

Section 5.3 Pledged Collateral

Subject to the Intercreditor Agreement:

(a) During the continuance of an Event of Default, upon notice by the Administrative Agent to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any Proceeds of the Pledged Collateral and make application thereof to the Obligations in the order set forth in the Credit Agreement and (ii) the Administrative Agent or its nominee may exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any of the Pledged Collateral upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the corporate or equivalent structure of any issuer of Pledged Stock, the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it; provided, however, that the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b) In order to permit the Administrative Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, in each case after the occurrence and during the continuation of an Event of Default, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all such proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Administrative Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

(c) Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividend or other payment with respect to the Pledged Collateral directly to the Administrative Agent.

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Section 5.4 Proceeds to be Turned Over To Administrative Agent

Upon the occurrence and during the continuance of an Event of Default, unless otherwise expressly provided in the Credit Agreement, all Proceeds received by the Administrative Agent hereunder in cash or Cash Equivalents shall be held by the Administrative Agent in a Cash Collateral Account. All Proceeds while held by the Administrative Agent in a Cash Collateral Account (or by such Grantor in trust for the Administrative Agent) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Credit Agreement.

Section 5.5 Registration Rights

[Intentionally Omitted]

Section 5.6 Deficiency

Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorney employed by the Administrative Agent or any other Secured Party to collect such deficiency.

ARTICLE VI THE ADMINISTRATIVE AGENT

Section 6.1 Administrative Agent’s Appointment as Attorney-in-Fact

(a) Subject to the Intercreditor Agreement, each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any Account or General Intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any such moneys due under any Account or General Intangible or with respect to any other Collateral whenever payable;

(ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any agreement, instrument, document or paper as the Administrative Agent may request to evidence the Administrative Agent’s security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

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(iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repair or pay any insurance called for by the terms of this Agreement (including all or any part of the premiums therefor and the costs thereof);

(iv) execute, in connection with any sale provided for in Section 5.1 (Code and Other Remedies), any endorsement, assignment or other instrument of conveyance or transfer with respect to the Collateral; or

(v) (A) direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct, (B) ask or demand for, collect, and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other document in connection with any Collateral, (D) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral, (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral, (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate, (G) assign any Intellectual Property (along with the goodwill of the business related thererto) throughout the world for such term or terms, on such conditions, and in such manner as the Administrative Agent shall in its sole discretion determine, including the execution and filing of any document necessary to effectuate or record such assignment and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things that the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this clause (a) to the contrary notwithstanding, the Administrative Agent agrees that it shall not exercise any right under the power of attorney provided for in this clause (a) unless an Event of Default shall be continuing.

(b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Loans that are Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

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(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

Section 6.2 Duty of Administrative Agent

The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Collateral. The powers conferred on the Administrative Agent hereunder are solely to protect the Administrative Agent’s interest in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers. The Administrative Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

Section 6.3 Authorization of Financing Statements

Each Grantor authorizes the Administrative Agent and its Affiliates, counsel and other representatives, at any time and from time to time, to file or record financing statements, amendments to financing statements, and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Each Grantor hereby also authorizes the Administrative Agent and its Affiliates, counsel and other representatives, at any time and from time to time, to file continuation statements with respect to previously filed financing statements. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

Section 6.4 Authority of Administrative Agent

Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Administrative Agent and the other Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

PLEDGE AND SECURITY AGREEMENT

J. CREW GROUP INC.

ARTICLE VII MISCELLANEOUS

Section 7.1 Amendments in Writing

None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement; provided, however, that annexes to this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through Pledge Amendments and Joinder Agreements, in substantially the form of Annex 3 (Form of Pledge Amendment) and Annex 4 (Form of Joinder Agreement) respectively, in each case duly executed by the Administrative Agent and each Grantor directly affected thereby.

Section 7.2 Notices

All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 11.8 (Notices, Etc.) of the Credit Agreement; provided, however, that any such notice, request or demand to or upon any Grantor shall be addressed to the Grantor’s notice address set forth in such Section 11.8.

Section 7.3 No Waiver by Course of Conduct; Cumulative Remedies

Neither the Administrative Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 7.1 (Amendments in Writing)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

Section 7.4 Amendment and Restatement; Effectiveness

(a) This Agreement shall become effective on the Effective Date.

(b) On the Effective Date, the Existing Credit Agreement shall be amended and restated by the Credit Agreement together with this Agreement, and the Existing Credit Agreement (as amended and restated by the Credit Agreement and this Agreement) shall continue to evidence the Liens granted thereunder and the incurrence by the Grantors of obligations thereunder (whether or not such obligations are contingent as of the Effective Date). This Agreement is not in any way intended to constitute a novation of the Liens, interests or any obligations or liabilities existing under or granted pursuant to the Existing Credit Agreement or evidence payment or performance of all or any portion of such obligations and liabilities or the release of any lien under the Existing Credit Agreement.

PLEDGE AND SECURITY AGREEMENT

J. CREW GROUP INC.

(c) The terms and conditions of this Agreement and the Administrative Agent’s, the Lenders’ and the Issuers’ rights and remedies under this Agreement and the other Financing Agreements shall apply to (i) all of the Obligations incurred under the Credit Agreement and the Revolving Credit Notes issued thereunder and all Obligations of the Grantors incurred under the Financing Agreements and (ii) all of the obligations incurred under the Existing Credit Agreement and all obligations of the Grantors incurred under the “Financing Agreements” (as defined in the Existing Credit Agreement) (the “Existing Financing Agreements”).

(d) Each Grantor hereby reaffirms the liens granted pursuant to the Existing Financing Agreements to the Existing Agent for the benefit of the secured parties thereunder, which Liens shall continue in full force and effect during the term of this Agreement and any renewals thereof and shall continue to secure the Secured Obligations.

(e) This amendment and restatement is limited as written and is not a consent to any other amendment, restatement, waiver or other modification, whether or not similar, and, except as expressly provided herein or in any other Financing Agreement, all terms and conditions of the Financing Agreements remain in full force and effect unless otherwise specifically amended by this Agreement or any other Financing Agreement.

Section 7.5 Successors and Assigns

This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and each other Secured Party and their successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

Section 7.6 Counterparts

This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.

Section 7.7 Severability

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

PLEDGE AND SECURITY AGREEMENT

J. CREW GROUP INC.

Section 7.8 Section Headings

The Article and Section titles contained in this Agreement are, and shall be, without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

Section 7.9 Entire Agreement

This Agreement together with the other Financing Agreements represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

Section 7.10 Governing Law

This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 7.11 Additional Grantors

If, pursuant to Section 7.11 (Additional Collateral and Guaranties) of the Credit Agreement, the Borrowers shall be required to cause any Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Administrative Agent a Joinder Agreement substantially in the form of Annex 4 (Form of Joinder Agreement) and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Effective Date.

Section 7.12 Release of Collateral

(a) At the time provided in Section 10.8(b)(i) (Concerning the Collateral and the Collateral Documents) of the Credit Agreement, the Collateral shall be released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral of such Grantor held by the Administrative Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b) If the Administrative Agent shall be directed or permitted pursuant to Section 10.8(b)(ii) or (iii) (Concerning the Collateral and the Collateral Documents) of the Credit Agreement to release any Lien created hereby upon any Collateral (including any Collateral sold or disposed of by any Grantor in a transaction permitted by the Credit Agreement), such Collateral shall be released from the Lien created hereby to the extent provided under, and subject to the terms and conditions set forth in, Section 10.8(b)(ii) or (iii) (Concerning the Collateral and the Collateral Documents) of the Credit Agreement. In connection therewith, the Administrative Agent, at the request and sole expense of the Grantors, shall execute and deliver to the Grantors all releases or other documents, including, without limitation, UCC termination statements, reasonably necessary or desirable for the release of the Lien created hereby on such Collateral. At the request and sole expense of the Grantors, a Grantor shall be released from its obligations

PLEDGE AND SECURITY AGREEMENT

J. CREW GROUP INC.

hereunder in the event that all the Stock of such Grantor shall be so sold or disposed; provided, however, that the Grantors shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Grantors in form and substance reasonably satisfactory to the Administrative Agent stating that such transaction is in compliance with the Credit Agreement and the other Financing Agreements.

Section 7.13 Reinstatement

Each Grantor further agrees that, if any payment made by any Loan Party or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Grantor in respect of the amount of such payment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Amended and Restated Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

Grantors:

J. CREW OPERATING CORP.
J. CREW INC.
GRACE HOLMES, INC.
H.F.D. NO. 55, INC.
MADEWELL INC.
J. CREW GROUP, INC.

By:	/s/ James S. Scully
Name: James S. Scully
Title: Chief Financial Officer

J. CREW INTERNATIONAL, INC.

By:	/s/ Nicholas P. Lamberti
Name: Nicholas P. Lamberti
Title: Vice President and Controller

ACCEPTED AND AGREED
as of the date first above written:

CITICORP USA, INC.,
as Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, each of the undersigned has caused this Amended and Restated Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

Grantors:

J. CREW OPERATING CORP.
J. CREW INC.
GRACE HOLMES, INC.
H.F.D. NO. 55, INC.
MADEWELL INC.
J. CREW GROUP, INC.

By:
Name: James S. Scully
Title: Chief Financial Officer

J. CREW INTERNATIONAL, INC.

By:
Name: Nicholas P. Lamberti
Title: Vice President and Controller

ACCEPTED AND AGREED
as of the date first above written:

CITICORP USA, INC.,
as Administrative Agent

By:	/s/ Thomas M. Halsch
Name: Thomas M. Halsch
Title: Director

[SIGNATURE PAGE TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, each of the undersigned has caused this Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

J. CREW OPERATING CORP.
J. CREW INC.
J. CREW GROUP, INC.
GRACE HOLMES, INC. d/b/a J.CREW RETAIL
H.F.D. NO. 55, INC. d/b/a J. CREW FACTORY
J. CREW INTERNATIONAL, INC.
MADEWELL INC.
as Grantors

By:
Name:
Title:

ACCEPTED AND AGREED
as of the date first above written:

CITICORP USA, INC.,
as Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT FOR’S CREDIT AGREEMENT]

ANNEX 1

TO

PLEDGE AND SECURITY AGREEMENT

FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT

                 ,

[Financial Institution]

[Address]

Ladies and Gentlemen:

Reference is made to account no. [                                ] maintained with you (the “Bank”) by [                                ] (the “Company”), [as borrower] [as guarantor] into which funds are deposited from time to time (the “Account”). The Company has entered into a Pledge and Security Agreement, dated as of May     , 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”), among the Company, J. CREW OPERATING CORP., a Delaware corporation (“Operating”), J. CREW INC., a New Jersey corporation (“J. Crew”), GRACE HOLMES, INC., a Delaware corporation doing business as J. CREW RETAIL (“Retail”), H.F.D. No. 55, INC., a Delaware corporation doing business as J. Crew Factory (“Factory”), Madewell Inc., a Delaware corporation (“Madewell”), J. CREW GROUP INC. (“Holdings”) and J. CREW INTERNATIONAL, INC.(“JCI”) (each a “Grantor” and collectively the “Grantors”) and Citicorp USA, Inc., as agent for the Secured Parties referred to therein (in such capacity the “Administrative Agent”).

Pursuant to the Pledge and Security Agreement and related documents, the Company has granted to the Administrative Agent, for the benefit of the Secured Parties, a security interest in certain property of the Company, including, among other things, accounts, inventory, equipment, instruments, general intangibles and all proceeds thereof (the “Collateral”). Payments with respect to the Collateral are or hereafter may be made to the Account. You, the Company and the Administrative Agent are entering into this letter agreement to perfect the security interest of the Administrative Agent in the Account.

The Company hereby transfers to the Administrative Agent exclusive control of the Account and all funds and other property on deposit therein. By your execution of this letter agreement, you (i) agree that you shall comply with instructions originated by the Administrative Agent directing disposition of the funds in the Account without further consent of the Company and (ii) acknowledge and agree that the Administrative Agent now has exclusive control of the Account, that all funds and other property on deposit in the Account shall be transferred to the Administrative Agent as provided herein, that the Account is being maintained by you for the benefit of the Administrative Agent and that all amounts and other property therein are held by you as custodian for the Administrative Agent.

Except as provided in clauses (b)(iii) and (e) below, the Account shall not be subject to deduction, set-off, banker’s lien, counterclaim, defense, recoupment or any other right in favor of any person or entity other than the Administrative Agent. By your execution of this letter agreement you also acknowledge that, as of the date hereof, you have received no notice of any other pledge or assignment of the Account and have not executed any agreements with third parties covering the disposition of funds in the Account. You agree with the Administrative Agent as follows:

(a) Notwithstanding anything to the contrary or any other agreement relating to the Account,. the Account is and shall be maintained for the benefit of the Administrative Agent shall be subject to written instructions only from an authorized officer of the Administrative Agent.

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(b) [A post office box (the “Lockbox”) has been rented in the name of the Company at the [                                ] post office and the address to be used for such Lockbox is:

          [Insert address]

Your authorized representatives shall have access to the Lockbox under the authority given by the Company to the post office and shall make regular pick-ups from the Lockbox timed to gain maximum benefit of early presentation and availability of funds. You shall endorse process all checks received in the Lockbox and deposit such checks (to the extent eligible) in the Account in accordance with the procedures set forth below.

(i) You shall follow your usual operating procedures for the handling of any [checks received from the Lockbox or other] remittance received in the Account that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees and the like.

(ii) You shall endorse and process all eligible checks and other remittance items not covered by clause (iii) below and deposit such checks and remittance items in the Account.

(iii) You shall mail all checks returned unpaid because of uncollected or insufficient funds under appropriate advice to the Company (with a copy of the notification of return to the Administrative Agent). You may charge the Account for the amounts of any returned check that has been previously credited to the Account. To the extent insufficient funds remain in the Account to cover any such returned check, the Company shall indemnify you for the uncollected amount of such returned check upon your demand.

(iv) You shall maintain a record of all checks and other remittance items received in the Account and, in addition to providing the Company with photostatic copies thereof, vouchers, enclosures and the like of such checks and remittance items on a daily basis, furnish to the Administrative Agent a monthly statement of the Account to Citicorp USA, Inc., as Administrative Agent at the following address: 388 Greenwich Street, New York, New York 10013, Attention: [                                ], with a copy to the Company.]

[(c) Prior to the delivery to you of a written notice from the Administrative Agent in the form of Exhibit A hereto (a “Blockage Notice”), you are authorized to transfer to the Company, in same day funds, on each business day, the entire balance in the Account to the following account:

ABA Number:

[name and address of Company’s bank]

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Account Name:
Concentration Account
Account Number:
Reference:
Attn:

or to such other account as the Company may from time to time designate in writing.]

(d) [From and after the delivery to you of a Blockage Notice, you] [You] shall transfer (by wire transfer or other method of transfer mutually acceptable to you and the Administrative Agent) to the Administrative Agent, in same day funds, on each business day, the entire balance in the Account to the following account:

ABA Number:
Citibank, N.A.
388 Greenwich Street
New York, New York 10013

Account Name:
Concentration Account

Account Number:
Reference:
Attn:

or to such other account as the Administrative Agent may from time to time designate in writing (the “Administrative Agent Concentration Account”).

(e) All customary service charges and fees with respect to the Account shall be debited to the Account. In the event insufficient funds remain in the Account to cover such customary service charges and fees, the Company shall pay and indemnify you for the amounts of such customary service charges and fees.

This letter agreement shall be binding upon and shall inure to the benefit of you, the Company, the Administrative Agent, the Secured Parties referred to in the Pledge and Security Agreement and the respective successors, transferees and assigns of any of the foregoing. This letter agreement may not be modified except upon the mutual consent of the Administrative Agent, the Company and you. You may terminate the letter agreement only upon 30 days’ prior written notice to the Company and the Administrative Agent. The Administrative Agent may terminate this letter agreement upon 10 days’ prior written notice to you and the Company. Upon such termination you shall close the Account and transfer all funds in the Account to the Administrative Agent Concentration Account or as otherwise directed by the Administrative Agent. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Administrative Agent Concentration Account or as the Administrative Agent may otherwise direct all funds and other property received in respect of the Account.

This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

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This letter agreement supersedes all prior agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed by the Administrative Agent, the Company and you. You have not, and, without the prior consent of the Administrative Agent and the Company, you shall not, agree with any third part to comply with instructions or other directions concerning the Account or the disposition of funds in the Account originated by such third party.

The Company hereby agrees to indemnify and hold you, your directors, officers, agents and employees harmless against all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, all court costs and reasonable attorney fees, in each case in any way related to or arising out of or in connection with this letter agreement or any action taken or not taken pursuant hereto, except to the extent caused by your gross negligence or willful misconduct.

This letter agreement shall be governed by, and construed in accordance with, the law of the State of New York.

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Upon acceptance of this letter agreement it shall be the valid and binding obligation of the Company, the Administrative Agent, and you, in accordance with its terms.

Very truly yours, [NAME OF COMPANY]

By:
Name:
Title:

CITICORP USA, INC.,
as Administrative Agent

By:
Name:
Title:

ACKNOWLEDGED AND AGREED as of the date first above written:

[FINANCIAL INSTITUTION]

By:
Name:
Title:

[SIGNATURE PAGE TO DEPOSIT ACCOUNT CONTROL ACCOUNT AGREEMENT]

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EXHIBIT A

TO

DEPOSIT ACCOUNT CONTROL AGREEMENT

Form of Administrative Agent Blockage Notice

[Financial Institution]

[Address]

Re:	Account No. (the “Account”)

Ladies and Gentlemen:

Reference is made to the Account and that certain Deposit Account Control Agreement dated                  , 20     among you, Citicorp USA, Inc., as Administrative Agent (the “Administrative Agent”), and [                                 ] (the “Deposit Account Control Agreement”). Capitalized terms used herein shall have the meanings given to them in the Deposit Account Control Agreement.

The Administrative Agent hereby notifies you that, from and after the date of this notice, you are hereby directed to transfer (by wire transfer or other method of transfer mutually acceptable to you and the Administrative Agent) to the Administrative Agent, in same day funds, on each business day, the entire balance in the Account to the Administrative Agent Concentration Account specified in clause (d) of the Deposit Account Control Agreement or to such other account as the Administrative Agent may from time to time designate in writing.

Very truly yours,

CITICORP USA, INC, as Administrative Agent

By:
Name:
Title:

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ANNEX 2

TO

PLEDGE AND SECURITY AGREEMENT

FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT

[Name and Address

of Approved Securities

Intermediary]

, 20

Ladies and Gentlemen:

The undersigned                                  (the “Pledgor”) together with certain of its affiliates are party to a Pledge and Security Agreement dated May     , 2007 in favor of Citicorp USA, Inc., as agent for the Secured Parties referred to therein (the “Pledgee” and such agreement the “Pledge and Security Agreement”) pursuant to which a security interest is granted by the Pledgor in all present and future Assets (hereinafter defined) in Account No.                                  of the Pledgor (the “Pledge”).

In connection therewith, the Pledgor hereby instructs you (the “Approved Securities Intermediary”) to do all of the following:

1.	hold in the Account the assets, including, without limitation, all financial assets, securities, security entitlements and all other property and rights now or hereafter received in such Account (collectively the “Assets”), including, without limitation, those assets listed on Schedule A (List of Assets) attached hereto and made a part hereof;

2.	provide to the Pledgee, with a duplicate copy to the Pledgor, a monthly statement of Assets and a confirmation statement of each transaction effected in the Account after such transaction is effected; and

3.	honor only the instructions or entitlement orders (within the meaning of Section 8-102 of the UCC (as defined below) (the “Entitlement Orders”) in regard to or in connection with the Account given by an Authorized Officer of the Pledgee, except as provided in the following sentence. Until such time as the Pledgee gives a written notice in the form of Exhibit A hereto to the Approved Securities Intermediary that the Pledgor’s rights under this sentence have been terminated (on which notice the Approved Securities Intermediary may rely exclusively), the Pledgor acting through an Authorized Officer may (a) exercise any voting right that it may have with respect to any Asset, (b) give Entitlement Orders and otherwise give instructions to enter into purchase or sale transactions in the Account and (c) withdraw and receive for its own use all regularly scheduled interest [and dividends] paid with respect to the Assets [and all cash proceeds of any sale of Assets] (“Permitted Withdrawals”); provided, however, that, unless the Pledgee has consented to the specific transaction, the Pledgor shall not instruct the Approved Securities Intermediary to deliver and, except as

A2-1

may be required by law or by court order, the Approved Securities Intermediary shall not deliver, cash, securities, or proceeds from the sale of, or distributions on, such securities out of the Account to the Pledgor or to any other person or entity other than Permitted Withdrawals.

By its signature below, the Approved Securities Intermediary agrees to comply with the Entitlement Orders and instructions of an Authorized Officer of the Pledgee (including, without limitation, any instruction with respect to sales, trades, transfers and withdrawals of cash or other of the Assets) without the further consent of the Pledgor or any other person (it being understood and agreed by the Pledgor that the Approved Securities Intermediary shall have no duty or obligation whatsoever to have knowledge of the terms of the Pledge and Security Agreement or to determine whether or not an event of default exists thereunder). The Pledgor hereby agrees to indemnify and hold harmless the Approved Securities Intermediary, its affiliates, officers and employees from and against all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, all court costs and reasonable attorney’s fees, that may result by reason of the Approved Securities Intermediary complying with such instructions of the Pledgee.

The Authorized Officer of the Pledgee who shall give oral instructions hereunder shall confirm the same in writing to the Approved Securities Intermediary within five days after such oral instructions are given.

For the purpose of this Agreement, the term “Authorized Officer of the Pledgor” shall refer in the singular to each of the chairman, chief executive officer, chief financial officer, any president or vice president, or the controller, or any other director or officer identified by the Pledgor in a writing to the Pledgee and the Approved Securities Intermediary (each of whom is, on the date hereof, an officer or director of the Pledgor) and “Authorized Officer of the Pledgee” shall refer in the singular to any person who is a vice president or managing director of the Pledgee. In the event that the Pledgor shall find it advisable to designate a replacement for any of its Authorized Officers, written notice of any such replacement shall be given to the Approved Securities Intermediary and the Pledgee.

Except with respect to the obligations and duties as set forth herein, this Agreement shall not impose or create any obligation or duty upon the Approved Securities Intermediary greater than or in addition to the customary and usual obligations and duties of the Approved Securities Intermediary to the Pledgor.

As long as the Assets are pledged to the Pledgee, (i) the Approved Securities Intermediary shall not invade the Assets to cover margin debits or calls in any other account of the Pledgor and (ii) the Approved Securities Intermediary agrees that, except for liens resulting from customary commissions, fees, or charges based upon transactions in the Account, it subordinates in favor of the Pledgee any security interest, lien or right of setoff the Approved Securities Intermediary may have. The Approved Securities Intermediary acknowledges that it has not received notice of any other security interest in the Account or the Assets. In the event any such notice is received, the Approved Securities Intermediary shall promptly notify the Pledgee. The Pledgor herein represents that the Assets are free and clear of any lien or encumbrance and agrees that, with the exception of the security interest granted to the Pledgee, no lien or encumbrance shall be placed by it on the Assets without the express written consent of both the Pledgee and the Approved Securities Intermediary.

A2-2

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and it and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, and the law of the Approved Securities Intermediary’s jurisdiction for the purposes of Section 8-110 of the Uniform Commercial Code in effect in the State of New York (the “UCC”) shall be, the law of the State of New York.

The Approved Securities Intermediary shall treat all property at any time held by the Approved Securities Intermediary in the Account as Financial Assets within the meaning of the UCC. The Approved Securities Intermediary acknowledges that this Agreement constitutes written notification to the Approved Securities Intermediary, pursuant to the UCC and any applicable federal regulations for the Federal Reserve Book Entry System, of the Pledgee’s security interest in the Assets. The Pledgor, Pledgee and Approved Securities Intermediary are entering into this Agreement to provide for the Pledgee’s control of the Assets and to confirm the first priority of the Pledgee’s security interest in the Assets.

If any term or provision of this Agreement is determined to be invalid or unenforceable, the remainder of this Agreement shall be construed in all respects as if the invalid or unenforceable term or provision were omitted. This Agreement may not be altered or amended in any manner without the express written consent of the Pledgor, the Pledgee and the Approved Securities Intermediary. This Agreement may be executed in any number of counterparts, all of which shall constitute one original agreement.

The Pledgor hereby agrees to indemnify and hold you, your directors, officers, agents and employees harmless against all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, all court costs and reasonable attorney fees, in each case in any way related to or arising out of or in connection with this letter agreement or any action taken or not taken pursuant hereto, except to the extent caused by your gross negligence or willful misconduct.

This Agreement may be terminated by the Approved Securities Intermediary upon 30 day’s prior written notice to the Pledgor and the Pledgee. Upon expiration of such 30-day period, the Approved Securities Intermediary shall be under no further obligation except to hold the Assets in accordance with the terms of this Agreement, pending receipt of written instructions from the Pledgor and the Pledgee, jointly, regarding the further disposition of the pledged Assets.

The Pledgor acknowledges that this Agreement supplements any existing agreement of the Pledgor with the Approved Securities Intermediary and, except as expressly provided herein, is in no way intended to abridge any right that the Approved Securities Intermediary might otherwise have.

A2-3

IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly authorized officers all as of the date first above written.

[NAME OF PLEDGOR]

By:
Name:
Title:

CITICORP USA, INC., as Administrative Agent

By:
Name:
Title:

ACCEPTED AND AGREED as of the date first above written:

[APPROVED FINANCIAL INTERMEDIARY]

By:
Name:
Title:

[SIGNATURE PAGE TO SECURITIES ACCOUNT CONTROL AGREEMENT]

A2-4

SCHEDULE A

TO

SECURITIES ACCOUNT CONTROL AGREEMENT

PLEDGED COLLATERAL ACCOUNT NUMBER:

A2-5

EXHIBIT A

TO

SECURITIES ACCOUNT CONTROL AGREEMENT

Form of Administrative Agent Notice of Control

[Securities Intermediary]

[Address]

Re:	Account No. (the “Account”)

Ladies and Gentlemen:

Reference is made to the Account and that certain Securities Account Control Agreement dated                  , 20     among you, Citicorp USA, Inc., as Administrative Agent (the “Administrative Agent”), and [                                 (the “Pledgor”)] (such agreement, the “Securities Account Control Agreement”). Capitalized terms used herein shall have the meanings given to them in the Securities Account Control Agreement.

The Administrative Agent hereby notifies you that, from and after the date of this notice, the Pledgor’s rights to give Entitlement Orders with respect to the Account and the other rights afforded to the Pledgor under paragraph 4 of the Securities Account Control Agreement are terminated. From and after the delivery of this notice to you, you shall honor only the Entitlement Orders in regard to or in connection with the Account and/or the financial assets contained therein given by an Authorized Officer of the Administrative Agent.

Very truly yours,

CITICORP USA, INC,
as Administrative Agent

By:
Name:
Title:

A2-6

ANNEX 3

TO

PLEDGE AND SECURITY AGREEMENT

FORM OF PLEDGE AMENDMENT

This PLEDGE AMENDMENT, dated as of                  , 20     , is delivered pursuant to Section 4.3 (a) (Pledged Collateral) of the Pledge and Security Agreement, dated as of May     , 2007, by J. CREW OPERATING CORP., a Delaware corporation (“Operating”), J. CREW INC., a New Jersey corporation (“J. Crew”), GRACE HOLMES, INC., a Delaware corporation doing business as J. CREW RETAIL (“Retail”), H.F.D. No. 55, INC., a Delaware corporation doing business as J. Crew Factory (“Factory”), Madewell Inc., a Delaware corporation (“Madewell”), J. CREW GROUP INc. (“Holdings”) and J. CREW INTERNATIONAL, INC.(“JCI”) (each a “Grantor” and collectively the “Grantors”) in favor of Citicorp USA, Inc., as agent for the Secured Parties referred to therein (the “Pledge and Security Agreement”) and the undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on this Pledge Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Secured Obligations of the undersigned. Capitalized terms used herein but not defined herein are used herein with the meaning given them in the Pledge and Security Agreement.

[GRANTOR]

By:
Name:
Title:

Pledged Stock

ISSUER	CLASS	CERTIFICATE NO(S).	PAR VALUE	NUMBER OF SHARES, UNITS OR INTERESTS

Pledged Debt Instruments

ISSUER	DESCRIPTION OF DEBT	CERTIFICATE NO(S).	FINAL MATURITY	PRINCIPAL AMOUNT

A3-1

ACKNOWLEDGED AND AGREED as of the date first above written:

CITICORP USA, INC., as Administrative Agent

By:
Name:
Title:

A3-2

ANNEX 4

TO

PLEDGE AND SECURITY AGREEMENT

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of                  , 20    , is delivered pursuant to Section 7.11 (Additional Grantors) of the Pledge and Security Agreement, dated as of May     , 2007, by J. CREW OPERATING CORP., a Delaware corporation (“Operating”), J. CREW INC., a New Jersey corporation (“J. Crew”), GRACE HOLMES, INC., a Delaware corporation doing business as J. CREW RETAIL (“Retail”), H.F.D. No. 55, INC., a Delaware corporation doing business as J. Crew Factory (“Factory”), Madewell Inc., a Delaware corporation (“Madewell”), J. CREW GROUP INC. (“Holdings”), J. CREW INTERNATIONAL, INC.(“JCI”) (each a “Grantor” and collectively the “Grantors”) in favor of Citicorp USA, Inc., as agent for the Secured Parties referred to therein (the “Pledge and Security Agreement”), Capitalized terms used herein but not defined herein are used with the meanings given them in the Pledge and Security Agreement.

By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 7.11 (Additional Grantors) of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, hereby grants to the Administrative Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of a Grantor thereunder.

The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 through 7 to the Pledge and Security Agreement. By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agree that this Joinder Agreement may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on Annex 1-A to this Pledge Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Secured Obligations of the undersigned.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Article III (Representations and Warranties) of the Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

A4-1

ACKNOWLEDGED AND AGREED
as of the date first above written:

[EACH GRANTOR PLEDGING ADDITIONAL COLLATERAL]

By:
Name:
Title:

CITICORP USA, INC., as Administrative Agent

By:
Name:
Title:

A4-2

ANNEX 5

TO

PLEDGE AND SECURITY AGREEMENT

FORM OF SHORT FORM INTELLECTUAL PROPERTY SECURITY AGREEMENT

[COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT, dated as of May,    , 2007, by each of the entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 7.11 (Additional Grantors) of the Security Agreement referred to below (each a “Grantor” and, collectively, the “Grantors”), in favor of Citicorp USA, Inc. (“CUSA”), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of May     , 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among J. CREW OPERATING CORP., a Delaware corporation (“Operating”), J. CREW INC., a New Jersey corporation (“J. Crew”), GRACE HOLMES, INC., a Delaware corporation doing business as J. CREW RETAIL (“Retail), H.F.D. No. 55, INC., a Delaware corporation doing business as J. Crew Factory (“Factory”), Madewell Inc., a Delaware corporation (“Madewell”, and together with Factory, J. Crew, Retail, and Operating, each individually a “Borrower” and collectively, the “Borrowers”), J. CREW GROUP, INC., a Delaware corporation (“Holdings”) and J. CREW INTERNATIONAL, INC., a Delaware corporation (“JCI” and together with Holdings, each individually a “Guarantor” and collectively, the “Guarantors”), the Lenders and Issuers party thereto and CUSA, as agent for the Lenders and Issuers, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, the Grantors are party to the Guaranty pursuant to which they have guaranteed the Obligations; and

WHEREAS, all the Grantors are party to a Pledge and Security Agreement of even date herewith in favor of the Administrative Agent (the “Security Agreement”) pursuant to which the Grantors are required to execute and deliver this [Copyright] [Patent] [Trademark] Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Administrative Agent as follows:

Section 2. Defined Terms

Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement.

Section 3. Grant of Security Interest in [Copyright] [Trademark] [Patent] Collateral

Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the

A5-1

Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the “[Copyright] [Patent] [Trademark] Collateral”):

[(a) all of its Copyrights and Copyright Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

(b) all extensions of the foregoing; and

(c) all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future infringement of any Copyright or Copyright licensed under any Copyright License.]

or

[(a) all of its Patents and Patent Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

(b) all reissues, continuations or continuations-in-part of the foregoing; and

(c) all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future infringement of any Patent or any Patent licensed under any Patent License.]

or

[(a) all of its Trademarks and Trademark Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

(b) all goodwill of the business connected with the use of, and symbolized by, each Trademark; and

(c) all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present, future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License.]

Section 4. Security Agreement

The security interest granted pursuant to this [Copyright] [Patent] [Trademark] Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the [Copyright] [Patent] [Trademark] Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[SIGNATURE PAGES FOLLOW]

A5-2

IN WITNESS WHEREOF, each Grantor has caused this [Copyright] [Patent] [Trademark] Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[GRANTOR],
as Grantor

By:
Name:
Title:

ACCEPTED AND AGREED as of the date first above written:

CITICORP USA, INC., as Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE TO [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT]

A5-3

Schedule 1

(Jurisdiction of Organization; Principal Executive Office)

Legal Name of Grantor	Jurisdiction of Formation	Organizational Identification Number	Chief Executive Office
J. Crew Group, Inc.	Delaware	4043069	770 Broadway New York, NY 10003

J. Crew Operating Corp.	Delaware	2794492	770 Broadway New York, NY 10003

J. Crew Inc.	New Jersey	0100221886	770 Broadway New York, NY 10003

J. Crew International, Inc.	Delaware	2297963	802 West Street, Suite 102 Wilmington, DE 19801

Grace Holmes Inc.	Delaware	0577825	770 Broadway New York, NY 10003

H.F.D. No. 55, Inc.	Delaware	0720619	770 Broadway New York, NY 10003

Madewell Inc.	Delaware	4154779	770 Broadway New York, NY 10003

Schedule 1

Schedule 2

(Pledged Collateral)

Pledged Stock

Grantor	Issuer	Type of Organization	No. of Shares Owned	Total Shares Outstanding	Percentage Pledged	Certificate No.
J. Crew Group, Inc.	J. Crew Operating Corp.	Corporation	100	100	100	Cl

J. Crew Operating Corp.	J. Crew Inc.	Corporation	100	100	100	4

J. Crew Operating Corp.	Grace Holmes, Inc.	Corporation	10	10	100	3

J. Crew Operating Corp.	H.F.D. No. 55, Inc.	Corporation	10	10	100	3

J. Crew Operating Corp.	J. Crew Virginia, Inc.	Corporation	100	100	100	1

J. Crew Operating Corp.	Madewell Inc.	Corporation	10	10	100	1

J. Crew Inc.	J. Crew International, Inc.	Corporation	100	100	100	1

J. Crew International, Inc.	J. Crew Japan, Inc.	Corporation	60	60	65	Not certificated

Pledged Debt Instruments

Instrument	Holder	Maker	Maturity Date
Global Intercompany Promissory Note	Each Grantor	Each Grantor	On Demand

Schedule 2

Schedule 3

(Filings)

Debtor	UCC-1 Filing Number	Jurisdiction	Original Secured Party	Action
J. Crew Group, Inc.	53163186	Delaware	Wachovia Bank, National Association (successor by merger to Congress Financial Corporation)	UCC-3 Financing Statement assignment to be filed with the Secretary of State of Delaware to assign this existing Financing Statement to Administrative Agent

J. Crew Operating Corp.	23244450	Delaware	Congress Financial Corporation	UCC-3 Financing Statement assignment to be filed with the Secretary of State of Delaware to assign this existing Financing Statement to Administrative Agent

J. Crew Inc.	21360176	New Jersey	Congress Financial Corporation	UCC-3 Financing Statement assignment to be filed with the Secretary of State of New Jersey to assign this existing Financing Statement to Administrative Agent

J. Crew International, Inc.	23244492	Delaware	Congress Financial Corporation	UCC-3 Financing Statement assignment to be filed with the Secretary of State of Delaware to assign this existing Financing Statement to Administrative Agent

Schedule 3

Grace Holmes Inc.	23244476	Delaware	Congress Financial Corporation	UCC-3 Financing Statement assignment to be filed with the Secretary of State of Delaware to assign this existing Financing Statement to Administrative Agent

H.F.D. No. 55, Inc.	23244484	Delaware	Congress Financial Corporation	UCC-3 Financing Statement assignment to be filed with the Secretary of State of Delaware to assign this existing Financing Statement to Administrative Agent

Madewell Inc.	64051736	Delaware	Wachovia Bank, National Association (successor by merger to Congress Financial Corporation)	UCC-3 Financing Statement assignment to be filed with the Secretary of State of Delaware to assign this existing Financing Statement to Administrative Agent

Schedule 2

Schedule 3.11

(Collateral Access Agreements, Bailee Letters, etc.)

Collateral Access Agreement

Address	Lessee	Landlord
770 Broadway New York, County of New York New York, 10003	Leased by J. Crew Group, Inc.	770 Broadway Company LLC c/o Vornado Management Company LLC 888 Seventh Avenue New York, NY 10106

Customs Broker/Freight Forwarder Notification and Acknowledgment of Security Interest

W.M. Stone & Co., Inc.

Vandegrift

Worldwide Trade Logistics, Inc.

Rical Group.

Schedule 3.11

Schedule 4

(Location of Inventory and Equipment)

Owned and leased locations (other than store locations):

Address	Owned/Leased	Landlord (if applicable)
770 Broadway New York, County of New York New York, 10003	Leased by J. Crew Group, Inc.	770 Broadway Company LLC c/o Vornado Management Company LLC 888 Seventh Avenue New York, NY 10106

Two Penn Plaza New York, County of New York New York, 10121	Leased by J. Crew Group, Inc.	Vornado Two Penn Property LLC c/o Vornado Office Management LLC 888 Seventh Avenue New York, NY 10106

25 Mills Race Drive Lynchburg, Virginia 24502	Leased by J. Crew Inc.	Mae Holding Company 5145 Fischer Place Cincinnati, OH

One Clifford Way Asheville, County of Buncombe North Carolina, 28810	Owned by Grace Holmes, Inc.	N/A

One Ivy Crescent Lynchburg, Virginia, 24506	Owned by J. Crew Inc.	N/A

Store Locations

Location	City	State
Kenosha	Pleasant Prairie	WI
Pigeon	Pigeon Forge	TN
Williamsburg	Williamsburg	VA
Hilton Head	Bluffton	SC
N. Conway	North Conway	NH
Freeport	Freeport	ME
Birch Run	Birch Run	MI
Kittery	Kittery	ME
Silverthorne	Silverthorne	CO
Foley	Foley	AL

Schedule 4

Location	City	State
Michigan City	Michigan City	IN
Manchester	Manchester Center	VT
Destin	Destin	FL
Lancaster	Lancaster	PA
Woodbury	Central Valley	NY
Tannersville	Tannersville	PA
San Marcos	San Marcos	TX
Gilroy	Gilroy	CA
St Augustine	St. Augustine	FL
Tilton	Tilton	NH
Napa	Napa	CA
Cabazon	Cabazon	CA
Commerce	Commerce	GA
Loveland	Loveland	CO
Rehoboth	Rehoboth Beach	DE
Sawgrass	Sunrise	FL
Niagara	Niagara Falls	NY
Westbrook	Westbrook	CT
Fingerlakes	Waterloo	NY
Grove City	Grove City	PA
Lee	Lee	MA
Riverhead	Riverhead	NY
Jackson	Jackson	NJ
Myrtle Beach	Myrtle Beach	SC
Hagerstown	Hagerstown	MD
Leesburg	Leesburg	VA
Wrentham	Wrentham	MA
Seattle	Marysville	WA
Chicago	Aurora	IL
Dawsonville	Dawsonville	GA
San Diego	San Diego	CA
Edinburgh	Edinburgh	IN
Miromar	Estero	FL
Howell	Howell	MI
Round Rock	Round Rock	TX
Allen	Allen	TX
Osage	Osage Beach	MO
Clinton	Clinton	CT
Vacaville	Vacaville	CA
Liberty Village	Flemington	NJ
Katy Mills	Katy	TX
Las Vegas	Primm	NV
The Outlets at Vero Beach	Vero Beach, FL	FL
Northpark Madewell	Dallas	TX
Century City Madewell	Los Angeles	CA

Schedule 4

Location	City	State
The Domain- Madewell	Austin	TX
Northpark Crewcuts	Dallas	TX
Westchester Crewcuts	White Plains	NY
The Gardens Mall	Palm Beach Gardens	FL
South Street Seaport	New York	NY
San Francisco Shopping Center	San Francisco	CA
Atrium	Chestnut Hill	MA
South Coast Plaza	Costa Mesa	CA
The Shops at Liberty Place	Philadelphia	PA
Pioneer Place	Portland	OR
Cambridgeside Galleria	Cambridge	MA
The Shops at Georgetown Park	Washington	DC
Montgomery Mall	Bethesda	MD
Northpark Center	Dallas	TX
Oakbrook Center	Oakbrook	IL
Northbrook Court	Northbrook	IL
North Michigan Ave	Chicago	IL
Somerset Collection	Troy	MI
Westport	Westport	CT
Scottsdale Fashion Square	Scottsdale	AZ
Lenox Square	Atlanta	GA
Roosevelt Field Mall	Garden City	NY
Pasadena	Pasadena	CA
Santa Fe	Santa Fe	NM
The Galleria	Houston	TX
Plaza Frontenac	St Louis	MO
Northshore Mall	Peabody	MA
Downtown Plaza	Sacramento	CA
The Fashion Mall at Keystone C	Indianapolis	IN
Southdale Mall	Edina	MN
Bellevue Square	Bellevue	WA
The Plaza at King of Prussia	King of Prussia	PA
Crabtree Valley	Raleigh	NC
Tysons Galleria	McLean	VA
Park Meadows Center	Littleton	CO
Woodfield Shopping Center	Schaumburg	IL
Garden State Plaza	Paramus	NJ
Stanford Shopping Center	Palo Alto	CA
Prince	New York	NY
Fifth Avenue	New York	NY
Boca	Boca Raton	FL
Copley Place	Boston	MA
Short Hills Mall	Short Hills	NJ
South Park	Charlotte	NC
Danbury Fair Mall	Danbury	CT

Schedule 4

Location	City	State
Century City Shopping Center	Los Angeles	CA
Westfarms Mall	Farmington	CT
Fashion Valley	San Diego	CA
Beachwood Mall	Beachwood	OH
Aventura	Aventura	FL
South Shore Plaza	Braintree	MA
Riverside Square	Hackensack	NJ
Perimeter Mall	Atlanta	GA
Third Street Promenade	Santa Monica	CA
Village at Corte Madera	Corte Madera	CA
Burlingame	Burlingame	CA
Harbor Place	Baltimore	MD
The Westchester	White Plains	NY
Oak Park Mall	Overland Park	KS
Pacific Place	Seattle	WA
Walt Whitman Mall	Huntington Station	NY
Menlo Park	Edison	NJ
Briarwood Mall	Ann Arbor	MI
McArthur Center	Norfolk	VA
Easton Town Center	Columbus	OH
Cherry Creek Mall	Denver	CO
Riverchase Galleria	Birmingham	AL
Washington Square Mall	Portland	OR
Kenwood Center	Cincinnati	OH
Cape Cod Mall	Hyannis	MA
Mall of Georgia	Buford	GA
Providence Place	Providence	RI
Mission Viejo	Mission Viejo	CA
Brea Mall	Brea	CA
Rockefeller Center	New York	NY
Green Hills Mall	Nashville	TN
Old Orchard Center	Skokie	IL
Fashion Show	Las Vegas	NV
North Star Mall	San Antonio	TX
Tucson Mall	Tucson	AZ
Woodland Shopping Center	Grand Rapids	MI
Flatiron Crossing	Broomfield	CO
Galleria at Roseville	Roseville	CA
Lakeside Mall	Metarie	LA
Deer Park Town Center	Deer Park	IL
Avenue of the Penninsula	Rolling Hills Estates	CA
Saddle Creek	Germantown	TN
Walden Galleria	Buffalo	NY
Greenwich Avenue	Greenwich	CT
Stonebriar Center	Frisco	TX

Schedule 4

Location	City	State
Ross Park	Pittsburgh	PA
Stonestown Galleria	San Francisco	CA
Mayfair Mall	Wauwatosa	WI
Pentagon City	Arlington	VA
Mall of America	Bloomington	MN
Haywood Mall	Greenville	SC
Carousel Center	Syracuse	NY
Country Club Plaza	Kansas City	MO
Brinton Lakes	Glen Mills	PA
Suburban Square	Ardmore	PA
The Grove	Los Angeles	CA
Valley Fair	Santa Clara	CA
The Gateway	Salt Lake City	UT
Marlton	Marlton	NJ
Tice’s Comer	WoodcliffLake	NJ
International Plaza	Tampa	FL
Yale University	New Haven	CT
Twelve Oaks	Novi	MI
North Ave Collection	Chicago	IL
Burlington Town Center	Burlington	VT
Fayette Mall	Lexington	KY
Franklin Park	Toledo	OH
Polaris Fashion	Columbus	OH
Kierland Commons	Scottsdale	AZ
Peachtree	Norcross	GA
Columbia Mall	Columbia	MD
Willow Grove	Willow Grove	PA
Fashion Valley	Murray	UT
Sherman Oaks	Sherman Oaks	CA
Woodland Hills	Tulsa	OK
Short Pump	Richmond	VA
Fairfield Commons	Beavercreek	OH
West Town Mall	Knoxville	TN
Summit at Louisville	Louisville	KY
Crossgates Mall	Albany	NY
Chandler Fashion Sq	Chandler	AZ
Rockingham Park	Salem	NH
Aspen Grove	Littleton	CO
Penn Square	Oklahoma City	OK
University Village	Seattle	WA
King Street	Charleston	SC
Willow Bend	Plano	TX
South Hills Village	Upper St Clair	PA
Willowbrook Mall	Wayne	NJ
Princeton	Princeton	NJ

Schedule 4

Location	City	State
Streets at Southpoint	Durham	NC
Charlottesville Square	Charlottesville	VA
Eastview Mall	Victor	NY
Madison & 45th	New York	NY
Eastwood Town	Lansing	MI
Village of Rochester Hills	Rochester Hills	MI
Arbor Lakes	Maple Grove	MN
Rockaway Town	Rockaway	NJ
Smithhaven Mall	Lake Grove	NY
Grand Place	St. Paul	MN
Stoneridge Center	Pleasanton	CA
Summit at Birmingham	Birmingham	AL
Orland Square	Orland Park	IL
Chevy Chase Pavillion	Washington	DC
Manhasset	Manhasset	NY
Walnut Street	Pittsburgh	PA
Evergreen Walk	South Windsor	CT
Jordan Creek	West Des Moines	IA
St. John’s TC	Jacksonville	FL
Northlake	Charlotte	NC
Crocker Park	Westlake	OH
Bridgeport Village	Tigard	OR
The Gardens Mall	Palm Beach Gardens	FL
Southlake Town Square	Southlake	TX
Easthampton	East Hampton	NY
The Woodlands	The Woodlands	TX
Village Point	Omaha	NE
The Galleria-Ft.Lauderdale	Ft. Lauderdale	FL
Barton Creek	Austin	TX
The Domain	Austin	TX
Mall At Millenia	Orlando	FL
The Streets at Chester	Chester	NJ
Coconut Point	Estero	FL
North Point Mall	Alpharetta	GA
Broadway Plaza	Walnut Creek	CA
Carmel Plaza, CA	Carmel	CA
Friendly Center	Greensboro	NC
Topanga Plaza	Canoga Park	CA
The Summit Sierra	Reno	NV
Columbus Circle	New York	NY
West Towne Mall	Madison	WI
La Cumbre	Santa Barbara	CA
Waterside Shops at Pelican Bay	Naples	FL

Schedule 4

Schedule 5

(Intellectual Property)

Copyrights

Grantor	Copyrights	Status	Registration No.
J. Crew International, Inc.	Henry standing patchworkplaid	Registered	VA 1260936
J. Crew International, Inc.	Hula girl	Registered	VA 1303448
J. Crew International, Inc.	Lobster	Registered	VA1303449
J. Crew International, Inc.	Palm tree	Registered	VA 1303450
J. Crew International, Inc.	Flamingo	Registered	VA1360268

Trademarks

Trademark Licenses:

J. Crew licenses the “J. Crew” trademark and related know-how to Itochu Fashion System Co., Ltd. and Itochu Corporation pursuant to a Trademark License Agreement among J. Crew International, Inc., Itochu Fashion System Co., Ltd and Itochu Corporation dated as of November 4, 1997, as amended., and a Know-How License Agreement among J. Crew Group, Inc., Itochu Fashion System Co., Ltd. and Itochu Corporation dated as of November 4, 1997, as amended.

Owned Trademarks: (see attached)

Note that the “Madewell” marks were assigned to J. Crew in January of 2007.

Schedule 5

J. Crew International, Inc.

CREWCUTS Worldwide Registrations and Applications

COUNTRY	MARK	APPLN.NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Argentina	CREWCUTS	2008284	11-07-95	1615822	9/16/1996	REGISTERED

25: CLASS HEADING

Bermuda	CREWCUTS	27871	05-22-96	27871	5/22/1996	REGISTERED

25: SHIRTS, SWEATERS, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, BLOUSES, DRESSES, SKIRTS, KNIT TOPS, UNDERSHIRTS, SHOES, ATHLETIC SHOES AND BOOTS

Brazil	CREWCUTS	818908173	11-16-95	818908173	10/24/2000	REGISTERED

25: SHIRTS, SWEATERS, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, BLOUSES, DRESSES, SKIRTS, KNIT TOPS, UNDERSHIRTS, SHOES, ATHLETIC SHOES AND BOOTS

Canada	CREWCUTS	788044	07-20-95	498047	7/29/1998	REGISTERED

BASED ON USE: WEARING APPAREL, NAMELY CHILDREN’S SHIRTS, SWEATERS, SHOES, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SHIRTS, BLOUSES, DRESSES;

BASED ON INTENT TO USE: WEARING APPAREL, NAMELY SHIRTS, SWEATERS, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, BLOUSES, DRESSES, SKIRTS, KNIT TOPS, UNDERSHIRTS, SHOES, ATHLETIC SHOES AND BOOTS

Chile	CREWCUTS	325429	11-09-95	512783	5/19/1998	REGISTERED

25: SHIRTS, SWEATERS, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, DRESSES, SKIRTS, KNIT TOPS, UNDERSHIRTS, SHOES, ATHLETIC, SHOES AND BOOTS AND ALL OTHER PRODUCTS COMPRISED IN CLASS 25

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CREWCUTS Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
China (People’s Republic Of)	CREWCUTS	5163371	02-17-06			FILED

18: ALL SUBCLASS HEADINGS THAT CONTAIN ANY TYPE OF BAGS

China (People’s Republic Of)	CREWCUTS (ENGLISH AND CHINESE CHARACTERS)	950123345	09-29-95	997228	5/6/1997	REGISTERED

25: CLOTHING, FOOTWEAR AND HEADGEAR

Colombia	CREWCUTS	95053339	11-10-95	184927	3/1/1996	REGISTERED

25: CLOTHING, FOOTWEAR AND HEADGEAR

European Union	CREWCUTS	003431319	10-30-03	003431319	9/20/2005	REGISTERED

18: LEATHER AND IMITATION LEATHER AND GOODS MADE OF THESE MATERIALS AND NOT INCLUDED IN OTHER CLASSES; ANIMAL SKINS, HIDES, TRUNKS AND TRAVELLING BAGS; UMBRELLAS, PARASOLS AND WALKING STICKS; WHIPS, HARNESS AND SADDLERY; LUGGAGE, HANDBAGS, DUFFEL BAGS, TOTE BAGS, WEEKENDER BAGS, BACKPACKS, PURSES, COSMETIC CASES (SOLD EMPTY), SHAVING KITS (SOLD EMPTY), BILLFOLDS, COIN CASES, KEY CASES AND EYEGLASS CASES

25: CLOTHING, FOOTWEAR, HEADGEAR; SHIRTS, T-SHIRTS, JERSEYS, SWEATERS, SWEATSHIRTS, UNDERWEAR, UNDERSHIRTS, SOCKS, BLOUSES, DRESSES, SKIRTS, KNIT TOPS, ROBES, SHORTS, SLACKS, TROUSERS, PANTS, BELTS, JACKETS, SUITS, VESTS, COATS, RAINCOATS, SLICKERS, NAUTICAL CLOTHING, GYMNASTIC CLOTHING, SPORT AND LEISURE CLOTHING, PERSONAL LINENS AND ACCESSORIES, TIES, NECKTIES, SCARVES, BANDANNAS, ATHLETIC SHOES, BOOTS, CAPS AND HATS

35: ADVERTISING; BUSINESS MANAGEMENT; BUSINESS ADMINISTRATION; OFFICE FUNCTIONS; RETAIL SERVICES; RETAIL STORE SERVICES FOR APPAREL, SHOES, ACCESSORIES, JEWELRY, COSMETICS, TOILETRIES, FRAGRANCES AND HOME FURNISHINGS; BUSINESS MANAGEMENT CONSULTANCY, INCLUDING GIVING ASSISTANCE AND ADVICE IN THE ESTABLISHMENT OF RETAIL STORES IN THE FIELD OF APPAREL, SHOES, ACCESSORIES, JEWELRY, COSMETICS, TOILETRIES, FRAGRANCES AND HOME FURNISHINGS, THE BRINGING TOGETHER FOR THE BENEFIT OF OTHERS, OF APPAREL, SHOES, ACCESSORIES, JEWELRY, COSMETICS, TOILETRIES, FRAGRANCES AND HOME FURNISHINGS, EXCLUDING THE TRANSPORT THEREOF, ENABLING CONSUMERS TO CONVENIENTLY VIEW AND PURCHASE THOSE GOODS

SENIORITY CLAIMED: AUSTRIA, BENELUX, FRANCE, GERMANY, GREECE, IRELAND, ITALY, PORTUGAL, SPAIN AND SWITZERLAND

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CREWCUTS Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG.NO.	REG. DATE	STATUS
Hong Kong	CREWCUTS (ENGLISH AND CHINESE CHARACTERS)	95/11697	09-19-95	03758/1997	3/26/1997	REGISTER

25: CLOTHING, FOOTWEAR AND HEADGEAR

India	CREWCUTS	1414837	01-18-06			FILED

25: CLOTHING, FOOTWEAR, HEADGEAR

Indonesia	CREWCUTS	D002006030540	09-15-06			FILED

25: CLASS HEADING

Indonesia	CREWCUTS	D96/14673	07-15-96	391235	9/22/1997	REGISTER

25: CLASS HEADING

Ireland	CREWCUTS	171095	09-22-95	171095	9/22/1995	REGISTER

25: SHIRTS, SWEATERS, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, BLOUSES, DRESSES, SKIRTS, KNIT TOPS, UNDERSHIRTS, SHOES, ATHLETIC SHOES, AND BOOTS

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CREWCUTS Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Japan	CREWCUTS	2006-001235	01-11-06	5011494	12/15/2006	REGISTERED

18: BAGS/POUCHES AND THE LIKE; HANDBAG OR PURSE FRAMES; INDUSTRIAL PACKAGING CONTAINERS OF LEATHER; CLOTHING FOR DOMESTIC PETS; VANITY CASES (NOT FITTED); UMBRELLAS; WALKING STICKS, CANES, METAL PARTS/HANDLES OF CANES AND WALKING-STICKS; SADDLERY; LEATHER (UNWORKED AND SEMI-WORKED)

25: CLOTHING; GARTERS, SOCK SUSPENDERS, BRACES, WAISTBANDS AND BELTS FOR CLOTHING; FOOTWEAR; MASQUERADE COSTUMES; SPECIAL SPORTING/GYMNASTIC WEAR; SPECIAL SPORTING/GYMNASTIC FOOTWEAR

Japan	CREWCUTS	2006-111549	12-01-06			FILED

9: SUNGLASSES AND OTHER SPECTACLES (EYEGLASSES/GOGGLES); EYEGLASS FRAMES, EYEGLASS CASES, EYEGLASS CHAINS, AND OTHER PARTS/ACCESSORIES FOR SPECTACLES

28: PLUSH TOYS, SOFT STACKABLE ANIMAL TOYS, ACCORDION MUSICAL PULL TOYS, SHAPE SORTERS, TOYS BUILDING BLOCKS, BABY RATTLES, CRIB MOBILES, BABY MULTIPLE ACTIVITY TOYS, JIGSAW PUZZLES AND MANIPULATIVE PUZZLES, CHRISTMAS TREE ORNAMENTS AND BELLS, TEDDY BEARS, TOY FIGURINES, AND OTHER TOYS; PORCELAIN DOLLAS AND OTHER DOLLS; GAME MACHINES AND APPARTUS; POOL CUES AND OTHER BILLARD EQUIPMENT; BOARD GAMES, CARD GAMES, GAME CARDS; DICE, DICE CUPS, DIAMOND GAMES, CHESS GAMES, CHECKERS, CONJURING APPARATUS, DOMINOS; PLAYING CARDS; TOYS FOR DOMESTIC PETS; CRICKET BALLS, FIELD HOCKEY BALLS, GOLF BALLS, LACROSSE BALLS, SOCCER BALLS, SPORT BALLS, FOOT BALLS, SPORTING/GYMNASTIC EQUIPMENT; FISHING TACKLES

Macao	CREWCUTS	N20682	01-19-06	N/20682	6/9/2006	REGISTERED

25: CLOTHING, FOOTWEAR, HEADGEAR

Mauritius	CREWCUTS	MU/M/6/04144	01-31-06	02847/2006	12/28/2006	FILED

25: CLOTHING, FOOTWEAR AND HEADGEAR

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CREWCUTS Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Mexico	CREWCUTS	238457	07-26-95	502662	7/26/1995	REGISTERED

25: SHIRTS, SWEATERS, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, BLOUSES, DRESSES, SKIRTS, KNIT TOPS, UNDERSHIRTS, SHOES, ATHLETIC SHOES AND BOOTS
New Zealand	CREWCUTS	255495	11-06-95	255495	11/6/1995	REGISTERED

25: CLOTHING, FOOTWEAR AND HEADGEAR
Paraguay	CREWCUTS	13306-1999	06-30-99	223465	3/24/2000	REGISTERED

25: SHIRTS, SWEATERS, CAPS, HATS, BANDANAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, BLOUSES, DRESSES, SKIRTS, KNIT TOPS, UNDERSHIRTS, SHOES, ATHLETIC SHOES AND BOOTS
Peru	CREWCUTS	284701	11-15-95	023416	2/16/1996	REGISTERED

25: SHIRTS, SWEATERS, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, BLOUSES, DRESSES, SKIRTS, KNIT TOPS, UNDERSHIRTS, SHOES, ATHLETIC SHOES AND BOOTS, AND IN GENERAL ALL GOODS IN CLASS

Philippines	CREWCUTS	I04I70	11-21-95	106439	5/30/2003	REGISTERED

25: CHILDREN’S SHIRTS, SWEATERS, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, BLOUSES, DRESSES, SKIRTS, SHOES, ATHLETIC SHOES, AND BOOTS

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CREWCUTS Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Singapore	CREWCUTS	8790/95	09-14-95	8790/95	9/14/1995	REGISTERED

25: SHIRTS, SWEATERS, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, BLOUSES, DRESSES, SKIRTS, KNIT TOPS, UNDER SHIRTS, SHOES, ATHLETIC SHOES AND BOOTS
South Korea	CREWCUTS (English And Korean Characters)	96/34994	08-09-96	388005	12/24/1997	REGISTERED

12: TOILETRY CASES
South Korea	CREWCUTS (English And Korean Characters)	95/35304	09-15-95	368229	7/10/1997	REGISTERED

NA 45: DRESS SHIRTS, SPORT SHIRTS, POLO SHIRTS, TEE SHIRTS, SWEATERS, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, BLOUSES, DRESSES, SKIRTS, KNIT TOPS, UNDERSHIRTS AND GLOVES

South Korea	CREWCUTS (English And Korean Characters)	95/35305	09-15-95	360966	4/28/1997	REGISTERED

NA 27: LOW SHOES, BOOTS, LACE UP BOOTS, LEATHER SHOES, RUBBER SHOES, VINYL SHOES, RAIN SHOES, ARCTIC SHOES, BASEBALL SHOES, BASKETBALL SHOES, RUGBY SHOES, HANDBALL SHOES, FIELD AND TRACK SHOES, HOCKEY SHOES, GOLF SHOES, BOXING SHOES, HIKING SHOES, ANGLER SHOES, WORK BOOTS, OVERSHOES, STRAW SHOES, SLIPPERS, SANDALS, CLOGS, SOLES, INSOLES AND SHOE PROTECTION ACCESSORY

South Korea	CREWCUTS (English And Korean Characters)	96/25393	06-14-96	387995	12/24/1997	REGISTERED

NA 25: HANDBAGS, OPERA BAGS, KNAPSACKS, DUFFEL BAGS, WALLETS, NAME CARD CASES, CREDIT CARD CASES, TOILETRY CASES, CARDBOARD BOXES, PAPER BAGS AND PLASTIC PACKING BAGS

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CREWCUTS Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO	APPLN. DATE	REG. NO	REG. DATE	STATUS
Switzerland	CREWCUTS	11254/1995	09-25-95	432432	9/25/1995	REGISTERED

25: CLOTHING, FOOTWEAR, HEADGEAR
Taiwan	CREWCUTS (ENGLISH AND CHINESE CHARACTERS)	84047363	09-19-95	00761644	5/16/1997	REGISTERED

25: SHIRTS, SWEATERS, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, BLOUSES, DRESSES, SKIRTS, KNIT TOPS, UNDERSHIRTS, SHOES, ATHLETIC SHOES AND BOOTS
Thailand	CREWCUTS	295676	10-16-95	KOR50574	10/16/1995	REGISTERED

25: SHIRTS, SWEATERS, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, BLOUSES, DRESSES, SKIRTS, KNIT TOPS, UNDERSHIRTS, SHOES, ATHLETIC SHOES, AND BOOTS
United States	CREWCUTS	78/568692	02-16-05	3163866	10/24/2006	REGISTERED

18: TOTE BAGS, BACKPACKS, WALLETS, SCHOOL BAGS, SCHOOL BOOK BAGS, SPORTS BAGS

26: HAIR ACCESSORIES, NAMELY TWISTERS, CLAW CLIPS; SNAP CLIPS; CLAM CLIPS FOR HAIR; BARRETTES; HAIR BANDS; HAIR BOWS; HAIR BUCKLES; HAIR CLIPS; HAIR ORNAMENTS IN THE FORM OF COMBS; HAIR RIBBONS; HAIR SCRUNCHIES

35: RETAIL STORES AND ON-LINE RETAIL STORE SERVICES ALL FEATURING CHILDREN’S CLOTHING
United States	CREWCUTS	78/417243	05-12-04	3107778	6/20/2006	REGISTERED

25: SHIRTS, SWEATERS, SWEATSHIRTS, JACKETS, PANTS, SKIRTS, COATS, CAPS, HATS, SOCKS AND FOOTWEAR

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CREWCUTS Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
United States	CREWCUTS	76/240045	04-12-01	2929166	3/1/2005	REGISTERED

25: CHILDREN’S SHIRTS, SWEATERS, HATS, JACKETS
Venezuela	CREWCUTS	018712/95	11-23-95	195374-9	3/7/1997	REGISTERED

25: CLASS HEADING

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J. Crew Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Argentina	J. CREW	1833779	02-26-92	1732673	4/22/1999	REGISTERED

25: ALL GOODS UNDER THIS CLASS
Argentina	J. CREW	2163790	07-20-98	1770468	1/10/2000	REGISTERED

9: LENSES, SUNGLASSES, EYEGLASSES, FRAMES; CARRYING CASES FOR SUNGLASSES AND EYEGLASSES, SPECIAL CASES FOR GLASSES AND LENSES, PARTS AND FITTINGS FOR SUNGLASSES AND EYEGLASSES, CORDS AND CHAINS FOR EYEGLASSES

Argentina	J. CREW	2163791	07-20-98	1770469	1/10/2000	REGISTERED

16: PRINTED MATTER, MAGAZINES, AND CATALOGS
Argentina	J. CREW and Design (with oarsman and underline)	1833782	02-26-92	1676462	7/24/1998	REGISTERED

25: MEN’S AND WOMEN’S SHIRTS, SWEATERS, SHOES, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES AND DRESSES
Australia	J. CREW	B598886	03-23-93	598886	11/14/1997	REGISTERED

16: MAIL ORDER CATALOGUES AND ALL OTHER GOODS IN THIS CLASS

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J. Crew Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Australia	J. CREW and Design (with oarsman and no underline)	B598890	03-23-93	598890	11/14/1997	REGISTERED

16: MAIL ORDER CATALOGUES AND ALL OTHER GOODS IN THIS CLASS
Bahamas	J. CREW					DOCKETED

25: ALL GOODS IN CLASS
Bangladesh	J. CREW	95889	12-14-05			FILED

25: ALL GOODS IN CLASS
Benelux	J. CREW	713271	03-22-88	447085	3/22/1988	REGISTERED

18: BELTS 25: MEN’S AND WOMEN’S SHIRTS, SWEATERS, SHOES, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES AND DRESSES
Bermuda	J. CREW	26724	02-22-95	B26724	2/22/1995	REGISTERED

25: SHIRTS, T-SHIRTS, BLOUSES, CAMISOLES, SWEATSHIRTS, SWEATERS, CARDIGANS, VESTS, TUNICS, COATS, JACKETS, SLICKERS, BLAZERS, SUITS, BODYSUITS, TANK TOPS, ROMPERS, JUMPSUITS, PANTS, JEANS, SHORTS, STIRRUPS, SKIRTS, DRESSES, CHEMISES, PAJAMAS, NIGHT-GOWNS, BELTS, SWIMWEAR, LINGERIE, PANTIES, BRAS, SLIPS, HOSIERY, SOCKS, LEGGINGS, EXERCISEWEAR, LEOTARDS, UNITARDS, BICYCLE SHORTS, BRA TOPS, SCARVES, BANDANNAS, GLOVES, HATS, FOOTWEAR, SLIPPERS, SHOES, SNEAKERS, MULES, SANDALS, MOCCASINS, ESPADRILLES AND THONGS

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J. Crew Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Bermuda	J. CREW & DESIGN	26449	10-05-94	26449	10/5/1994	REGISTERED

25: SHIRTS, T-SHIRTS, BLOUSES, CAMISOLES, SWEATSHIRTS, SWEATERS, CARDIGANS, VESTS, TUNICS, COATS, JACKETS, SLICKERS, BLAZERS, SUITS, BODYSUITS, TANK TOPS, ROMPERS, JUMPSUITS, PANTS, JEANS, SHORTS, STIRRUPS, SKIRTS, DRESSES, CHEMISES, PAJAMAS, NIGHTGOWNS, BELTS, SWIMWEAR, LINGERIE, PANTIES, BRAS, SLIPS, HOSIERY, SOCKS, LEGGINGS, LEOTARDS, UNITARDS, BICYCLE SHORTS, BRA TOPS, SCARVES, BANDANNAS, GLOVES, HATS, FOOTWEAR, SLIPPERS, SHOES, SNEAKERS, MULES, SANDALS, MOCCASINS, ESPADRILLES AND THONGS

Brazil	J. CREW	816726361	05-19-92	816726361	10/28/1997	REGISTERED

NA 25.10 AND 25.60: DESIGNING AND MERCHANDISING OF MEN’S AND WOMEN’S APPAREL, APPAREL-RELATED ACCESSORIES AND LUGGAGE AND SALES OF SUCH MERCHANDISE THROUGH RETAIL STORES AND MAIL ORDER
Brazil	J. CREW	817895256	06-16-94	817895256	9/17/1996	REGISTERED

NA 40.15: RETAIL AND MAIL ORDER SERVICES IN THE FIELD OF CLOTHING, CLOTHING ACCESSORIES, JEWELRY AND LUGGAGE; FACTORY, RETAIL, AND WHOLESALE OUTLET STORE SERVICES IN THE FIELD OF CLOTHING, CLOTHING ACCESSORES, JEWELRY AND LUGGAGE

Brazil	J. CREW and Design (with oarsman and underline)	816727880	05-20-92	816727880	8/26/1997	REGISTERED

NA 25.10 AND 25.60: DESIGNING AND MERCHANDISING OF MEN’S AND WOMEN’S APPAREL, APPAREL- RELATED ACCESSORIES AND LUGGAGE AND SALES OF SUCH MERCHANDISE THROUGH RETAIL STORES AND MAIL ORDER

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J. Crew Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Canada	J. CREW	768042	11-08-94	469783	1/27/1997	REGISTERED

CLOTHING AND ACCESSORIES, NAMELY, SHIRTS, SWEATERS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, JEANS, BELTS, SOCKS, JACKETS, COATS, SLICKERS, SKIRTS, BLOUSES, DRESSES, CARDIGANS, VESTS, SCARVES, JUMPSUITS, T-SHIRTS, TIES, GLOVES, TANK TOPS, BLAZERS, LINGERIE, CAMISOLES, CHEMISES, UNDERWEAR, BRAS, BRA TOPS, SLEEPWEAR, HOSIERY, SWIMWEAR, SUITS, LEGGINGS, BODYSUITS, ROMPERS, ROBES, LEOTARDS, TUNICS; FOOTWEAR, NAMELY SHOES, SNEAKERS, BOOTS, ESPADRILLES, SANDALS, MOCCASINS, SLIPPERS, THONGS, MULES; HEADWEAR, NAMELY CAPS, HATS, HEAD BANDS;

SUNGLASSES;

BACKPACKS, DUFFLE BAGS, TOTE BAGS;

MAIL ORDER SERVICES

Canada	J. CREW and Design (with oarsman and underline)	604038	04-05-88	375013	11/2/1990	REGISTERED

MEN’S AND WOMEN’S SHIRTS, SWEATERS, SHOES, CAPS, HATS, BANDANAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES AND DRESSES; LUGGAGE, UMBRELLAS, HANDBAGS AND DUFFEL BAGS; RETAIL CATALOG SERVICES IN THE FIELD OF CLOTHING, LUGGAGE AND CLOTHING ACCESSORIES

Chile	J.CREW	202590	03-18-92	653274	12/27/2002	REGISTERED

42: RETAIL CATALOGUE SERVICES IN THE FIELD OF LEATHER AND IMITATION LEATHER, LUGGAGE, CLOTHING AND CLOTHING ACCESSORIES
Chile	J.CREW	420919	07-17-98	534478	7/17/1998	REGISTERED

9: LENSES, SUNGLASSES, EYEGLASSES, FRAMES; CARRYING CASES FOR SUNGLASSES AND EYEGLASSES, SPECIAL CASES FOR GLASSES AND LENSES, PARTS AND FITTINGS FOR SUNGLASSES AND EYEGLASSES, CORDS AND CHAINS FOR EYEGLASSES

16: PRINTED MATTER, MAGAZINES, CATALOGS AND OTHER ARTICLES IN THIS CLASS

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J. Crew Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO	REG. DATE	STATUS
Chile	J. CREW	202588	03-18-92	653273	12/27/2002	REGISTERED

18: TRUNKS, SUITCASES, SMALL SUITCASES, HANDBAGS, DUFFELBAGS, UMBRELLAS, LEATHER GOODS AND IMITATIONS OF LEATHER
Chile	J. CREW & DESIGN (WITH LINE)	279438	07-12-94	443245	4/12/1995	REGISTERED

25: OUTER AND UNDER CLOTHING IN GENERAL AND OTHER ARTICLES OF CLASS 25
China (People’s Republic Of)	J. CREW	9700128772	12-02-97	1281194	6/7/1999	REGISTERED

9: EYEGLASSES, PINCE-NEZ, CONTACT LENSES, CORRECTION LENSES, EYEGLASSES CASES, PINCE-NEZ CASES, CHAINS FOR EYEGLASSES, BOXES FOR CONTACT LENSES, EYEGLASS FRAMES, CONTAINERS FOR CONTACT LENSES, CLEANING CLOTHS FOR EYEGLASSES, SPECTACLES, LENSES FOR EYEGLASSES, LENSES (OPTICS), CHAINS FOR PINCE-NEZ, STRINGS FOR PINCE-NEZ AND FRAMES FOR PINCE-NEZ

China (People’s Republic Of)	J. CREW		12-07-05			FILED

14: JEWELRY
18: LEATHER GOODS AND UMBRELLAS
China (People’s Republic Of)	J. CREW & DESIGN (WITH LINE)	8832227	09-10-88	358993	8/29/1989	REGISTERED

25: SHOES AND HATS

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J. Crew Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
China (People’s Republic Of)	J. CREW (CHINESE CHARACTERS)	94111635	10-31-94	882248	10/14/1996	REGISTERED

25: CLOTHING; SHOES; HATS

China (People’s Republic Of)	J. CREW (STYLIZED)	8836338	10-14-88	362359	9/29/1989	REGISTERED

25: MEN’S AND WOMEN’S UNDERWEAR; ESTS; SHORTS; SWEATSHIRTS; PANTS; JACKETS; SLICKERS; SKIRTS; BLOUSES; SUITS FOR WOMEN

China (People’s Republic Of)	J. CREW (STYLIZED)	8836340	10-14-88	362731	9/29/1989	REGISTERED

24: SOCKS AND HANKERCHIEFS

China (People’s Republic Of)	J. CREW (STYLIZED)	8836339	10-14-88	361137	9/9/1989	REGISTERED

25: SHOES; HATS

China (People’s Republic Of)	J. CREW and Design (with oarsman and underline)			384288	9/29/1989	REGISTERED

24: BANDANNAS

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COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
China (People’s Republic Of)	J. CREW and Design (with oarsman and underline)	8832226	09-10-88	362742	9/29/1989	REGISTERED

25: SOCKS AND HANKERCHIEFS

Colombia	J. CREW	94.006.448	02-18-94			FILED

25: MEN’S AND WOMEN’S SHIRTS, SWEATERS, SHOES, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES AND DRESSES

Colombia	J. CREW and Design (with oarsman and underline)	94.006.449	02-18-94			FILED

25: MEN’S AND WOMEN’S SHIRTS, SWEATERS, SHOES, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES, DRESSES

Ecuador	J. CREW	110172	12-27-00	1156501	5/15/2001	REGISTERED

25: SHIRTS, POLO’S, BLOUSES, CAMISOLES, T-SHIRTS, SWEATERS, SWEATSHIRTS, CARDIGANS, VESTS, TUNICS, COATS, JACKETS, BLAZERS, SUITS, TANK TOPS, CLOTHING SETS FOR CHILDREN, SKI CLOTHES, PANTS, JEANS, SHORTS, OVERALLS, SKIRTS, DRESSES, WOMEN’S SHIRTS, PYJAMAS, NIGHTGOWNS, BELTS, SWIMSUITS, UNDERGARMENTS FOR WOMEN, KNEE-HI, BRAS, UNDERWEAR, SPORTSWEAR AND EXERCISE WEAR, HANKERCHIEFS, GLOVES, HATS, SHOES, SNEAKERS, SANDALS, MOCASSINS, THONGS AND ALL OTHER GOODS IN THIS CLASS

Egypt	J. CREW	180391	11-20-05			FILED

: CLOTHING

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J. Crew Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
European Union	J. CREW	3431103	10-30-03	003431103	10/30/2003	REGISTERED

18. LEATHER AND IMITATION LEATHER AND GOODS MADE OF THESE MATERIALS AND NOT INCLUDED IN OTHER CLASSES; ANIMAL SKINS, HIDES, TRUNKS AND TRAVELLING BAGS; UMBRELLAS, PARASOLS AND WALKING STICKS; WHIPS, HARNESS AND SADDLERY; LUGGAGE, HANDBAGS, DUFFEL BAGS, TOTE BAGS, WEEKENDER BAGS, BACKPACKS, PURSES, COSMETIC CASES (SOLD EMPTY), SHAVING KITS (SOLD EMPTY), BILLFOLDS, COIN CASES AND KEY CASES

25: CLOTHING, FOOTWEAR, HEADGEAR; SHIRTS, T-SHIRTS, JERSEYS, SWEATERS, SWEATSHIRTS, UNDERWEAR, UNDERSHIRTS, SOCKS, BLOUSES, DRESSES, SKIRTS, KNIT TOPS, ROBES, SHORTS, SLACKS, TROUSERS, PANTS, BELTS, JACKETS, SUITS, VESTS, COATS, RAINCOATS, SLICKERS, NAUTICAL CLOTHING, GYMNASTIC CLOTHING, SPORT AND LEISURE CLOTHING, PERSONAL LINENS AND ACCESSORIES, TIES, NECKTIES, SCARVES, BANDANNAS, ATHLETIC SHOES, BOOTS, CAPS AND HATS

35: ADVERTISING; BUSINESS MANAGEMENT; BUSINESS ADMINISTRATION; OFFICE FUNCTIONS; RETAIL SERVICES; RETAIL STORE SERVICES FOR APPAREL, SHOES, ACCESSORIES, JEWELRY, COSMETICS, TOILETRIES, FRAGRANCES AND HOME FURNISHINGS; BUSINESS MANAGEMENT ACCESSORIES, JEWELRY, COSMETICS, TOILETRIES, FRAGRANCES AND HOME FURNISHINGS, THE BRINGING TOGETHER FOR THE BENEFIT OF OTHERS, OF APPAREL, SHOES, ACCESSORIES, JEWELRY, COSMETICS, TOILETRIES, FRAGRANCES AND HOME FURNISHINGS, EXCLUDING THE TRANSPORT THEREOF, ENABLING CONSUMERS TO CONVENIENTLY VIEW AND PURCHASE THOSE GOODS

SENIORITY CLAIMED: AUSTRIA, BENELUX, FRANCE, GERMANY, GREECE, IRELAND, ITALY, PORTUGAL, SPAIN AND SWITZERLAND
European Union	J. CREW	1561141	03-16-00	I56I141	6/25/2001	REGISTERED

14: PRECIOUS METALS AND THEIR ALLOYS AND GOODS IN PRECIOUS METALS OR COATED THEREWITH, NOT INCLUDED IN OTHER CLASSES; JEWELRY, PRECIOUS STONES; HOROLOGICAL AND CHRONOMETRIC INSTRUMENTS
European Union	J. CREW	173210	04-01-96	173210	3/9/1999	REGISTERED

16: PRINTED MATTER, MAGAZINES, MAIL ORDER CATALOGS FOR ALL KINDS OF GOODS;

18: LEATHER AND IMITATION LEATHER AND GOODS MADE OF THESE MATERIALS; ANIMAL SKINS, HIDES, LUGGAGE, HANDBAGS, DUFFEL BAGS, TOTE BAGS, WEEKENDER BAGS, BACKPACKS, PURSES, COSMETIC CASES (SOLD EMPTY) SHAVING KITS (SOLD EMPTY) BILLFOLDS, PASSPORT CASES, COIN CASES, KEY CASES, EYEGLASS CASES, CHECK BOOK CASES, TRUNKS AND TRAVELING BAGS; UMBRELLAS; PARASOLS; AND WALKING STICKS;

25: CLOTHING NAMELY SHIRTS, T-SHIRTS, JERSEYS, SWEATERS, SWEATSHIRTS, UNDERWEAR, UNDERSHIRTS, SOCKS, BLOUSES, DRESSES, SKIRTS, KNIT TOPS, ROBES, SHORTS, SLACKS, TROUSERS, PANTS, BELTS, JACKETS, SUITS, VESTS, COATS, RAINCOATS, SLICKERS, NAUTICAL CLOTHING, GYMNASTIC CLOTHING, SPORT AND LEISURE CLOTHING, PERSONAL LINENS AND ACCESSORIES, TIES, NECKTIES, HANDKERCHIEFS, SCARVES, BANDANNAS; FOOTWEAR NAMELY SHOES. ATHLETIC SHOES, BOOTS; HEADWEAR NAMELY CAPS AND HATS

SENIORITY CLAIMED: AUSTRIA, BENELUX, FRANCE, GERMANY, GREECE, IRELAND, ITALY, PORTUGAL, SPAIN AND SWITZERLAND

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COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
European Union	J. CREW	1372903	11-04-99	1372903	2/9/2005	REGISTERED

4: INDUSTRIAL OILS AND GREASES; LUBRICANTS; DUST ABSORBING, WETTING AND BINDING COMPOSITIONS; FUELS (INCLUDING MOTOR SPIRIT) AND ILLUMINANTS; CANDLES, WICKS, SCENTED AND UNSCENTED CANDLES

24: TEXTILES AND TEXTILE GOODS, NOT INCLUDED IN OTHER CLASSES; BED AND TABLE COVERS; HOME FURNISHINGS NAMELY PILLOW CASES, PILLOW SHAMS, DUST RUFFLES, SHEETS, BED SKIRTS, COMFORTERS, BLANKET COVERS, DUVET COVERS, COMFORTER COVERS, BLANKETS, BEDSPREADS, QUILTS, TOWELS, WASH CLOTHS, SHOWER CURTAINS, TEXTILE BATH MATS, TEXTILE PLACE MATS, TEXTILE TABLE CLOTHS, TEXTILE NAPKINS, TABLE LINENS, WINDOW CURTAINS, AND DRAPERIES.

European Union	J. CREW	1510601	02-16-00	1510601	3/14/2002	REGISTERED

35: BUSINESS MANAGEMENT; BUSINESS ADMINISTRATION; OFFICE FUNCTIONS; RETAIL STORE SERVICES FOR APPAREL, SHOES, ACCESSORIES, JEWELRY, COSMETICS, TOILETRIES, FRAGRANCES AND HOME FURNISHINGS; BUSINESS MANAGEMENT CONSULTANCY, INCLUDING GIVING ASSISTANCE AND ADVICE IN THE ESTABLISHMENT OF RETAIL STORES IN THE FIELD OF APPAREL, SHOES, ACCESSORIES, JEWELRY, COSMETICS, TOILETRIES, FRAGRANCES AND HOME FURNISHINGS, THE BRINGING TOGETHER FOR THE BENEFIT OF OTHERS, OF APPAREL, SHOES, ACCESSORIES, JEWELRY, COSMETICS, TOILETRIES, FRAGRANCES AND HOME FURNISHINGS, EXCLUDING THE TRANSPORT THEREOF, ENABLING CONSUMERS TO CONVENIENTLY VIEW AND PURCHASE THOSE GOODS

42: TECHNICAL CONSULTANCY AND ADVISING IN THE ESTABLISHMENT OF RETAIL STORES IN THE FIELD OF APPAREL, SHOES, ACCESSORIES, JEWELRY, COSMETICS, TOILETRIES, FRAGRANCES AND HOME FURNISHINGS

European Union	J. CREW	1659325	05-16-00	1659325	8/21/2001	REGISTERED

9: SCIENTIFIC, NAUTICAL, SURVEYING, ELECTRIC, PHOTOGRAPHIC, CINEMATOGRAPHIC, OPTICAL, WEIGHING, MEASURING, SIGNALLING, CHECKING (SUPERVISION), LIFE SAVING AND TEACHING APPARATUS AND INSTRUMENTS; SUNGLASSES; APPARATUS FOR RECORDING, TRANSMISSION OR REPRODUCTION OF SOUND OR IMAGES; MAGNETIC DATA CARRIERS, RECORDING DISCS; AUTOMATIC VENDING MACHINES AND MECHANISMS FOR COIN OPERATED APPARATUS, CASH REGISTERS, CALCULATING MACHINES, DATA PROCESSING EQUIPMENT AND COMPUTERS; FIRE EXTINGUISHING APPARATUS

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COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
European Union	J. CREW and Design (in box with oarsman)	3431806	10-30-03	003431806	10/30/2003	REGISTERED

18. LEATHER AND IMITATIONM LEATHER AND GOODS MADE OF THESE MATERIALS AND NOT INCLUDED IN OTHER CLASSES; ANIMAL SKINS, HIDES, TRUNKS AND TRAVELLING BAGS; UMBRELLAS, PARASOLS AND WALKING STICKS; WHIPS, HARNESS AND SADDLERY; LUGGAGE, HANDBAGS, DUFFEL BAGS, TOTE BAGS, WEEKENDER BAGS, BACKPACKS, PURSES, COSMETIC CASES (SOLD EMPTY), SHAVING KITS (SOLD EMPTY), BILLFOLDS, PASSPORT CASES, COIN CASES, KEY CASES, EYEGLASS CASES, CHEQUE BOOK CASES.

25: CLOTHING, FOOTWEAR, HEADGEAR; SHIRTS, T-SHIRTS, JERSEYS, SWEATERS, SWEATSHIRTS, UNDERWEAR, UNDERSHIRTS, SOCKS, BLOUSES, DRESSES, SKIRTS, KNIT TOPS, ROBES, SHORTS, SLACKS, TROUSERS, PANTS, BELTS, JACKETS, SUITS, VESTS, COATS, RAINCOATS, SLICKERS, NAUTICAL CLOTHING, GYMNASTIC CLOTHING, SPORT AND LEISURE CLOTHING, PERSONAL LINENS AND ACCESSORIES, TIES, NECKTIES, HANDKERCHIEFS, SCARVES, BANDANNAS, ATHLETIC SHOES, BOOTS, CAPS AND HATS

35: ADVERTISING; BUSINESS MANAGEMENT; BUSINESS ADMINISTRATION; OFFICE FUNCTIONS; RETAIL SERVICES; RETAIL STORE SERVICES FOR APPAREL, SHOES, ACCESSORIES, JEWELRY, COSMETICS, TOILETRIES, FRAGRANCES AND HOME FURNISHINGS; BUSINESS MANAGEMENT CONSULTANCY, INCLUDING GIVING ASSISTANCE AND ADVICE IN THE ESTABLISHMENT OF RETAIL STORES IN THE FIELD OF APPAREL, SHOES, ACCESSORIES, JEWELRY, COSMETICS, TOILETRIES, FRAGRANCES AND HOME FURNISHINGS, THE BRINGING TOGETHER FOR THE BENEFIT OF OTHERS, OF APPAREL, SHOES, ACCESSORIES, JEWELRY, COSMETICS, TOILETRIES, FRAGRANCES AND HOME FURNISHINGS, EXCLUDING THE TRANSPORT THEREOF, ENABLING CONSUMERS TO CONVENIENTLY VIEW AND PURCHASE THOSE GOODS

SENIORITY CLAIMED: AUSTRIA, BENELUX, FRANCE, GERMANY, GREECE, IRELAND, ITALY, PORTUGAL, SPAIN AND SWITZERLAND

France	J. CREW	916675	03-28-88	1504964	3/28/1988	REGISTERD

25: SHIRTS, T-SHIRTS, JERSEYS, SWEATERS, FOOTWEAR, HATS, CAPS, NECKTIES, SHORTS, SWEATSHIRTS, TROUSERS, PANTS, BELTS, SOCKS, VESTS, RAINCOATS, SKIRTS, BLOUSES, ROBES

France	J. CREW	92/441116	11-09-92	92441116	5/21/1993	REGISTERED

16: PRINTED MATTER, PROSPECTUS, MAGAZINES, CATALOGS, PAPER, CARDBOARD AND PRODUCTS MADE OUT OF THESE MATERIALS (NOT INCLUDED IN OTHER CLASSES), PRODUCTS FOR PRINTERS, BOOKBINDING MATERIALS, PHOTOGRAPHS, STATIONERY, ADHESIVES FOR PAPER PRODUCTS OR HOUSEHOLD PRODUCTS, ARTISTS MATERIALS, PAINT BRUSHES, TYPEWRITER AND OFFICE REQUISITES (OTHER THAN FURNITURE), INSTRUCTIONAL AND TEACHING MATERIALS (OTHER THAN APPARATUS) PLASTICS (NOT INCLUDED IN OTHER CLASSES); PLAYING CARDS, PRINTERS TYPE AND CLICHES

18: LEATHER AND IMITATIONS OF LEATHER, AND GOODS MADE OF THESE MATERIALS (NOT INCLUDED IN OTHER CLASSES); ANIMAL SKINS, HIDES, TRUNKS, AND TRAVELING BAGS; UMBRELLAS, PARASOLS, WALKING STICKS

24: TISSUES; BED AND TABLE COVERS; TEXTILE ARTICLES NOT INCLUDED IN OTHER CLASSES

25: CLOTHING, UNDERWEAR, HATS, HEADWEAR

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COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
France	J. CREW and Design (with oarsman and underline)	92/440446	11-04-92	92440446	11/4/1992	REGISTERED

16: PRINTED MATTER, PROSPECT US, MAGAZINES, CATALOGS; PAPER, CARDBOARD AND PRODUCTS MADE OUT OF THESE MATERIALS (NOT INCLUDED IN OTHER CLASSES); PRODUCTS FOR PRINTERS, BOOKBINDING MATERIALS, PHOTOGRAPHS, STATIONERY, ADHESIVES FOR PAPER PRODUCTS OR HOUSEHOLD PRODUCTS, ARTISTS MATERIALS, PAINT BRUSHES, TYPEWRITER AND OFFICE REQUISITES (OTHER THAN FURNITURE); INSTRUCTIONAL AND TEACHING MATERIALS (OTHER THAN APPARATUS); PLASTICS (NOT INCLUDED IN OTHER CLASSES); PLAYING CARDS, PRINTERS TYPE AND CLICHES

18: LEATHER AND IMITATIONS OF LEATHER AND GOODS MADE OF THESE MATERIALS (NOT INCLUDED IN OTHER CLASSES); ANIMAL SKINS, HIDES, TRUNKS, AND TRAVELING BAGS; UMBRELLAS, PARASOLS, WALKING STICKS

24: TISSUES; BED AND TABLE COVERS; TEXTILE ARTICLES NOT INCLUDED IN OTHER CLASSES

25: CLOTHING, UNDERWEAR, HATS, HEADWEAR

Germany	J. CREW	P 36 427/25 WZ	04-09-88	1187930	4/9/1988	REGISTERED

[ILLEGIBLE] CLOTHES FOR MEN AND WOMEN, IN PARTICULAR SHIRTS, JACKETS, CAPS, HATS, SCARFS, PANTS, SWEATSHIRTS, BELTS, SOCKS, COATS, RAIN COATS, SKIRTS, BLOUSES, SUITS; FOOTWEAR
Hong Kong	J. CREW		04-13-88	B678 OF 1990	4/13/1988	REGISTERED

25: CLOTHING, SHOES, CAPS, HATS, BANDANNAS, BELTS, SOCKS, BUT NOT INCLUDING ANY OF THE AFORE SAID GOODS ADAPTED FOR SAILING OR ROWING
Hong Kong	J. CREW (ENGLISH AND CHINESE CHARACTERS)	95/01057	01-27-95	13561	1/27/1995	REGISTERED

25: CLOTHING, FOOTWEAR, HEADGEAR, BUT NOT INCLUDING ANY AFORESAID GOODS ADAPTED FOR SAILING OR ROWING

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COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Hong Kong	J. CREW (ENGLISH AND CHINESE CHARACTERS)	95/01058	01-27-95	13562	1/27/1995	REGISTERED

42: RETAIL, WHOLESALE, OUTLET STORE SERVICES AND MAIL ORDER SERVICES OF CLOTHING, CLOTHING ACCESSORIES, JEWELRY, SUITCASES, BRIEFCASES, HANDBAGS AND BAGS; ALL INCLUDED IN CLASS 42; BUT NOT INCLUDING RETAIL, WHOLESALE, OUTLET STORE SERVICES AND MAIL ORDER SERVICES OF CLOTHING, CLOTHING ACCESSORIES, SUITCASES, BRIEFCASES AND BAGS ADAPTED FOR SAILING OR ROWING

Hong Kong	J. CREW and Design (with oarsman and underline)	2392/88	03-07-88	B677 OF 1990	3/7/1988	REGISTERED

25: CLOTHING, SHOES, CAPS, HATS, BANDANNAS, BELTS, SOCKS , BUT NOT INCLUDING ANY OF THE AFORE SAID GOODS ADAPTED FOR SAILING OR ROWING

India	J. CREW	1412546	01-09-06			FILED

18. LEATHER AND IMITATION OF LEATHER AND GOODS MADE OF THESE MATERIALS AND NOT INCLUDED IN OTHER CLASSES; LEATHER JACKETS AND BAGS, ANIMAL SKINS, HIDES; TRUNKS AND TRAVELING BAGS; UMBRELLAS, PARASOLS AND WALKING STICKS; WHIPS, HARNESS AND SADDLERY

25: CLOTHING, FOOTWEAR, HEADGEAR

Indonesia	J. CREW	D9517581	09-26-95	360979	5/30/1996	REGISTERED

25: SHIRTS, T-SHIRTS, BLOUSES, CAMISOLES, SWEATSHIRTS, SWEATERS, CARDIGANS, VESTS, TUNICS, COATS, JACKETS, SLICKERS, BLAZERS, SUITS, BODYSUITS, TANK TOPS, ROMPERS, JUMPSUITS, PANTS, NIGHTGOWNS, BELTS, SWIMWEAR, LINGERIE, PANTIES, BRAS, SLIPS, HOSIERY, SOCKS, LEGGINGS, EXERCISE-WEAR; SCARVES, BANDANNAS, GLOVES, HATS, FOOTWEAR

Ireland	J. CREW	202791	07-09-93	202791	7/1/1996	REGISTERED

39: RETAIL AND MAIL ORDER CATALOG SERVICES IN THE FIELD OF CLOTHING, LUGGAGE, CLOTHING ACCESSORIES AND HOME FURNISHINGS

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COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Ireland	J. CREW	126811	03-25-88	B126811	3/25/1988	REGISTERED

25: MEN’S AND WOMEN’S SHIRTS, SWEATERS, SHOES, CAPS, HATS, BANDANAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES, DRESSES ALL INCLUDED IN CLASS 25
Ireland	J. CREW	B159842	06-25-93	B159842	6/25/1993	REGISTERED

9: SUNGLASSES, EYEGLASS FRAMES, CARRYING CASES FOR SUNGLASSES AND EYEGLASSES; PARTS AND FITTINGS FOR SUNGLASSES AND EYEGLASSES

16: PRINTED MATTER, CATALOGUES, MAGAZINES

18: LUGGAGE, HANDBAGS, DUFFEL BAGS; TOTE BAGS, WEEKENDER BAGS, BACKPACKS, PURSES, COSMETIC CASES (SOLD EMPTY), SHAVING KITS (SOLD EMPTY), BILLFOLDS, PASSPORT CASES, COINCASES, KEY CASES, EYEGLASS CASES, CHECKBOOK CASES, AND UMBRELLAS

24: HOME FURNISHINGS, NAMELY PILLOW CASES, PILLOW SHAMS, DUST RUFFLES, SHEETS, BED SKIRTS, COMFORTERS, BLANKET COVERS, DUVET COVERS, COMFORTER COVERS, BLANKETS, BEDSPREADS, QUILTS, TOWELS, WASH CLOTHS, SHOWER CURTAINS, TEXTILE BATH MATS, TEXTILE PLACEMATS, TEXTILE TABLE CLOTHS, TEXTILE NAPKINS, TABLE LINENS, WINDOW CURTAINS, AND DRAPERIES

Ireland	J. CREW and Design (in box with oarsman)	202792	07-09-93	202792	7/1/1996	REGISTERED

39: TRANSPORTATION, DELIVERY AND STORAGE OF CLOTHING, LUGGAGE, CLOTHING ACCESSORIES AND HOME FURNISHINGS
Ireland	J. CREW and Design (in box with oarsman)	B159846	06-25-93	B159846	6/25/1993	REGISTERED

9: SUNGLASSES, EYEGLASS FRAMES; CARRYING CASES FOR SUNGLASSES AND EYEGLASSES; PARTS AND FITTINGS FOR SUN GLASSES AND EYEGLASSES

16: PRINTED MATTER, CATALOGUES, MAGAZINES

18: LUGGAGE, HANDBAGS, DUFFEL BAGS; TOTE BAGS, WEEKENDER BAGS, BACKPACKS, PURSES, COSMETIC CASES (SOLD EMPTY), SHAVING KITS (SOLD EMPTY), BILLFOLDS, PASSPORT CASES, COIN CASES, KEY CASES, EYEGLASS CASES, CHECKBOOK CASES, AND UMBRELLAS

24: HOME FURNISHINGS, NAMELY PILLOW CASES, PILLOW SHAMS, DUST RUFFLES, SHEETS, BED SKIRTS, COMFORTERS, BLANKET COVERS, DUVET COVERS, COMFORTER COVERS, BLANKETS, BEDSPREADS, QUILTS, TOWELS, WASH CLOTHS, SHOWER CURTAINS, TEXTILE BATH MATS, TEXTILE PLACEMATS, TEXTILE TABLE CLOTHS, TEXTILE NAPKINS, TABLE LINENS, WINDOW CURTAINS, AND DRAPERIES

25: SHIRTS, T-SHIRTS, BLOUSES, SWEATSHIRTS, SWEATERS, VESTS, COATS, JACKETS, BLAZERS, PARKAS, SLICKERS, APRONS, SUITS, JUMPSUITS, PANTS, SKI-PANTS, JEANS, SHORTS, BOXER SHORTS, SKIRTS, DRESSES, ROBES, PAJAMAS, NIGHTGOWNS, SLIPS, BELTS, SWIMWEAR, SOCKS, LEGGINGS, TIES, BANDANNAS, SCARVES, GLOVES, HEADBANDS, CAPS, HATS, FOOTWEAR

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COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Italy	J. CREW	19818/C88	04-I9-88	838874	3/8/2001	REGISTERED

25: MEN’S AND WOMEN’S CLOTHING CONSISTING OF NAUTICAL, GYMNASTIC, SPORT AND LEISURE ARTICLES, PANTS, PERSONAL LINENS AND ACCESSORIES; MISCELLANEOUS ACCESSORIES INCLUDING TIES, HATS, SHOES, BELTS, HANDKER CHIEFS, SCARVES;

42: CATALOG SALES OF ARTICLES OF TRAVEL AND RELATED ACCESSORIES

Japan	J. CREW	2000-037936	03-22-00	4560661	4/19/2002	REGISTERED

24: WOVEN FABRICS; KNITTED FABRICS; FELT AND NON-WOVEN TEXTILE FABRICS; OIL CLOTHS; GUMMED CLOTHS; VINYL CLOTHS; RUBBERIZED CLOTHS; LEATHER CLOTHS; FILTER CLOTHS; TOWELS AND OTHER FABRIC APPAREL ACCESSORIES; TEXTILE NAPKINS; DISH CLOTHS; MOSQUITO NETS; BEDSHEETS; BEDQUILTS & COTTON-STUFFED MATTRESSES; COMFORTERS; BED QUILT/MATTRESS CASES, COMFORTER COVERS; TICKS; PILLOWCASES/PILLOW SHAMS; BLANKETS; BLANKET COVERS; DUST RUFFLES; BED SKIRTS; BEDSPREADS; QUILTING BED COVER, AND OTHER BED COVERS; TEXTILE CHAIR COVERS; WALL HANGINGS OF TEXTILE; BLINDS OF TEXTILE; CURTAINS; SHOWER CURTAINS; TEXTILE BED MATS; TABLE CLOTHS/TABLE LINENS; TEXTILE PLACE MATS; THICK STAGE CURTAINS; TEXTILE TOILET SHEET COVERS; SHROUDS;KYOKATABIRA (JAPANESE SHROUDS); BLACK-AND-WHITE STRIPED CLOTH SCREENS; RED-AND-WHITE STRIPED CLOTH SCREENS; LABELS OF CLOTH; BILLIARD CLOTHS; BANNERS & FLAGS (NOT OF PAPER)

Japan	J.CREW	S63-048756	04-26-88	2709227	8/31/1995	REGISTERED

NA 21: PERSONAL ORNAMENTS; BUTTONS; BAGS/POUCHES AND THE LIKE; JEWELRY AND IMITATION JEWELRY; ARTIFICIAL FLOWERS; COSMETIC UTENSILS AND TOILETRIES

Japan	J. CREW	10063/4	02-04-92	2705939	4/28/1995	REGISTERED

NA 23: CLOCKS/WATCHES, EYEGLASSES AND THEIR PARTS AND ACCESSORIES

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COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Japan	J. CREW	HI1-105229	11-18-99	4481740	6/15/2001	REGISTERED

3: SOAPS & THE LIKE; POTPOURRI, ESSENTIAL OILS AND OTHER PERFUMERY & INCENSES; COSMETICS & TOILETRIES; ANTI-PERSPIRANT/DEODORANT; ADHESIVES FOR AFFIXING FALSE HAIR; FALSE NAILS; FALSE EYELASHES; ADHESIVES FOR AFFIXING FALSE EYELASHES; DENTRIFICE; HOUSEHOLD ANTI-STATIC AGENTS; HOUSEHOLD DEGREASING AGENTS; RUST REMOVING PREPARATIONS; STAIN REMOVING BENZINE; FABRIC SOFTNER; LAUNDRY STARCHES, LAUNDRY BLEACHES, FUNORI (SEAWEED GELATIN USED FOR WASHING AND STRETCHING CLOTHES); POLISHING PREPARATIONS; ABRASIVE PAPERS; ABRASIVE CLOTHS; ABRASIVE SANDS; ARTIFICIAL PUMICE; POLISHING PAPERS; POLISHING CLOTHS; SHOE CREAMS & BOOT CREAMS; SHOE POLISHES/SHOE BLACKINGS; PAINT STRIPPING PREPARATIONS.

4: INDUSTRIAL OILS/GREASES/FATS; FUELS; WAXES; GREASES FOR SHOES/BOOTS; SOLID LUBRICANTS; LEATHER OILS/GREASES; LAMP WICKS; SCENTED CANDLES AND OTHER CANDLES
Japan	J. CREW	10065/4	02-04-92	4050142	8/29/1997	REGISTERED

4: TOYS; DOLLS; RECREATIONAL EQUIPMENT; SPORTING GOODS; FISHING TACKLES; MUSICAL INSTRUMENTS; MUSICAL PERFORMANCE AUXILIARY INSTRUMENTS; GRAMOPHONES (EXCLUDING ELECTRIC PHONOGRAPH PLAYERS); RECORDS; THEIR PARTS AND ACCESSORIES

Japan	J. CREW & DESIGN	S63-048759	04-26-88	2713432	4/30/1996	REGISTERED

18: PARASOLS AND UMBRELLAS; WALKING STICKS AND CANES
25: FOOTWEAR
Japan	J. CREW & DESIGN	S63-048757	04-26-88	2715288	7/31/1996	REGISTERED

NA 21: PERSONAL ORNAMENTS; BUTTONS; BAGS/POUCHES AND THE LIKE; JEWELERY AND IMITATION JEWELERY; ARTIFICIAL FLOWERS; TOILETRIES

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COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Japan	J. CREW & DESIGN	S63-038486	04-04-88	4081550	11/14/1997	REGISTERED

NA 17: CLOTHING (EXCLUDING SPECIAL SPORTING/GYMNASTIC WEAR); FABRIC APPAREL ACCESSORIES (EXCLUDING THOSE BELONGING TO OTHER CLASSES); BEDDING (EXCLUDING BEDS)
Japan	J. CREW & DESIGN (WITH LINE)	10068/4	02-04-92	2723636	11/21/1997	REGISTERED

NA 25: PAPERS; STATIONERY
Japan	J. CREW & DESIGN (WITH LINE)	10066/4	02-04-92	4050143	8/29/1997	REGISTERED

NA 24: TOYS; DOLLS; RECREATIONAL EQUIPMENT; SPORTING GOODS; FISHING TACKLES; MUSICAL INSTRUMENTS; MUSICAL PERFORMANCE AUXILIARY INSTRUMENTS; GRAMOPHONES (EXCLUDING ELECTRIC PHONOGRAPH PLAYERS); RECORDS; THEIR PARTS AND ACCESSORIES

Japan	J. CREW & DESIGN (WITH LINE)	10064/4	02-04-92	2705940	4/28/1995	REGISTERED

NA 23: CLOCKS/WATCHES, EYEGLASSES AND THEIR PARTS AND ACCESSORIES
Japan	J. CREW + KATAKANA CHARACTERS	2000-087382	07-24-00	4505612	9/14/2001	REGISTERED

25: CLOTHING; GARTERS; STOCKING SUSPENDERS; BRACES; WAISTBANDS; BELTS; FOOTWEAR; COSTUMES; SPECIAL SPORTING/GYMNASTIC WEAR; SPECIAL SPORTING/GYMNASTIC FOOTWEAR

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COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Japan	J. CREW IN KATAKANA CHARACTERS			3318924	6/6/1997	REGISTERED

14: PRECIOUS METALS, TABLEWARE AND THE LIKE OF PRECIOUS METAL, NUTCRACKERS, PEPPER POTS, SUGAR BOWLS, SALT SHAKERS, EGG CUPS, NAPKIN HOLDERS, NAPKIN RINGS, TRAYS AND TOOTHPICK HOLDERS OF PRECIOUS METAL; VASES/FLOWER BOWLES OF PRECIOUS METAL; BOXES OF PRECIOUS METAL FOR NEEDLES; JEWEL CASES OF PRECIOUS METAL; CANDLE EXTINGUISHERS/CANDLESTICKS OF PRECIOUS METAL; POUCHES/PURSES OF PRECIOUS METAL; SHOE ORNAMENTS OF PRECIOUS METAL; COMPACTS OF PRECIOUS METAL; SMOKERS’ ARTICLES OF PRECIOUS METAL; PERSONAL ORNAMENTS; JEWELRY AND IMITATION JEWELRY; ROUGH GEMSTONES; CLOCKS/WATCHES

Japan	J. CREW IN KATAKANA CHARACTERS	HO6-090670	09-08-94	4046705	8/22/1997	REGISTERED

16: PAPERS; PACKAGING CONTAINERS OF PAPER; GARBAGE BAGS OF PAPER; HYGIENIC PAPER; TOWELS, HANDKERCHIEFS, TABLE CLOTHS AND BLINDS OF PAPER; DRESSMAKING PATTERNS; PAPER BANNERS AND FLAGS; BABIES’ DIAPERS OF PAPER; BAGGAGE LABELS; PRINTED MATTER; CALLIGRAPHY AND PAINTINGS; PHOTOGRAPH STANDS; KARUTA, UTAGARUTA AND HANAFUDA (JAPANESE PLAYING CARDS); PLAYING CARDS; STATIONERY (EXCLUDING INSECT COLLECTING EQUIPMENT); ADHESIVES FOR STATIONERY OR HOUSEHOLD PURPOSES; INKING RIBBONS, TYPEWRITER RIBBONS; AUTOMATIC STAMP APPLYING MACHINES; ELECTRIC STAPLERS; ENVELOPE SEALING MACHINES FOR OFFICES; DRAWING INSTRUMENTS, MATERIALS; TYPEWRITERS; PAPER SHREDDERS; SEALING WAX

Japan	J. CREW IN KATAKANA CHARACTERS	HO6-090672	09-09-94	4102031	1/16/1998	REGISTERED

25: NON-JAPANESE STYLE CLOTHING; COATS; SWEATERS AND THE LIKE; SHIRTS AND THE LIKE; NIGHTWEAR; UNDERWEAR; SWIMSUITS; BATHING CAPS; JAPANESE STYLE CLOTHING; APRONS; COLLAR PROTECTORS; SOCKS AND STOCKINGS; GAITERS; FUR STOLES; SHAWLS; SCARVES; TABI (JAPANESE SOCKS) AND TABI COVERS; GLOVES; TEXTILE DIAPERS FOR BABIES; NECKTIES; NECKERCHIEFS; MUFFLERS; EAR MUFFS; HOODS; NIGHT CAPS; HATS AND CAPS; GARTERS; STOCKING SUSPENDERS; SUSPENDERS; WAISTBANDS; BELTS; SHOES AND BOOTS; SHOE DOWELS, SHOE PEGS, SHOE HANDLES, HOBNAILS, METAL PIECES FOR PREVENTION OF SHOE SOLE WEARING; JAPANESE CLOGS AND SANDALS; SPECIAL SPORTING, GYMNASTIC WEAR; SPECIAL SPORTING, GYMNASTIC FOOTWEAR (EXCLUDING HORSERIDING BOOTS)

Japan	J. CREW IN KATAKANA CHARACTERS			3318925	6/6/1997	REGISTERED

18: BAGS/POUCHES AND THE LIKE; HANDY TOILET CASES, METAL FITTING FOR BAGS OR POUCHES; PURSE CLASPS; PARASOLS AND UMBRELLAS; WALKING STICKS; CANES; METAL FITTINGS FOR CANES; CANE HANDLES

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COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Japan	SO J. CREW + KATAKANA CHARACTERS	2000-063014	05-19-00	4480098	6/8/2001	REGISTERED

3: SOAPS & THE LIKE; POTPOURRI, ESSENTIAL OILS AND OTHER PERFUMERY & INCENSES; COSMETICS & TOILETRIES; ANTI-PERSPIRANT/DEODORANT; ADHESIVES FOR AFFIXING FALSE HAIR; FALSE NAILS; FALSE EYELASHES; ADHESIVES FOR AFFIXING FALSE EYELASHES; DENTRIFICE; HOUSEHOLD ANTI-STATIC AGENTS; HOUSEHOLD DEGREASING AGENTS; RUST REMOVING PREPARATIONS; STAIN REMOVING BENZINE; FABRIC SOFTNER; LAUNDRY STARCHES, LAUNDRY BLEACHES, FUNORI (SEAWEED GELATIN USED FOR WASHING AND STRETCHING CLOTHES); POLISHING PREPARATIONS; ABRASIVE PAPERS; ABRASIVE CLOTHS; ABRASIVE SANDS; ARTIFICIAL PUMICE; POLISHING PAPERS; POLISHING CLOTHS; SHOE CREAMS & BOOT CREAMS; SHOE POLISHES/SHOE BLACKINGS; PAINT STRIPPING PREPARATIONS.

4: INDUSTRIAL OILS/GREASES/FATS; FUELS; WAXES; GREASES FOR SHOES/BOOTS; SOLID LUBRICANTS; LEATHER OILS/GREASES; LAMP WICKS; SCENTED CANDLES AND OTHER CANDLES
Jordan	J. CREW	82488	11-14-05	82488	11/14/2005	REGISTERED

25: ALL GOODS IN CLASS
Macao	J. CREW	N/20015	11-22-05	N/20015	4/7/2006	REGISTERED

25: CLOTHING, FOOTWEAR AND HEADGEAR
Malaysia	J. CREW	88/03810	07-30-88			FILED

25: MEN’S AND WOMEN’S SHIRTS, SWEATERS, SHOES, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES, DRESSES

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COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Mauritius	J.CREW	MUM0503957	12-02-05	02782/2006	12/19/2006	FILED

25: CLOTHING, FOOTWEAR AND HEADGEAR
Mexico	J. CREW	134213	03-04-92	427648	12/14/1992	REGISTERED

25: MEN’S AND WOMEN’S SHIRTS, SWEATERS, SHOES, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES, DRESSES AND ALL OTHER ARTICLES OF CLASS 25
Mexico	J.CREW	134212	03-04-92	427647	12/14/1992	REGISTERED

18: LUGGAGE, UMBRELLAS, HANDBAGS, DUFFEL BAGS AND ALL OTHER ARTICLES OF CLASS 18
New Zealand	J. CREW	178507	03-29-88	B178507	3/29/1988	REGISTERED

25: ARTICLES OF CLOTHING AND FOOTWEAR AND HEADGEAR; MEN’S AND WOMEN’S SHIRTS, SWEATERS, SHOES, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES AND DRESSES

New Zealand	J. CREW	236676	05-06-94	B236676	5/6/1994	REGISTERED

42: RETAIL AND MAIL ORDER CATALOG SERVICES IN THE FIELDS OF CLOTHING, CLOTHING ACCESSORIES, HABERDASHERY, JEWELLERY, WATCHES, TIME PIECES, LEATHER GOODS, PARASOLS, UMBRELLAS, WALKING STICKS, AND LUGGAGE; RETAIL AND WHOLESALE OUTLET STORE SERVICES IN THE FILED OF CLOTHING, CLOTHING ACCESSORIES, HABERDASHERY, JEWELLERY, WATCHES, TIME PIECES, LEATHER GOODS, PARASOLS, UMBRELLAS, WALKING STICKS, AND LUGGAGE

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	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
New Zealand	J. CREW	236675	05-06-94	B236675	5/6/1994	REGISTERED

25: ARTICLES OF CLOTHING, FOOTWEAR AND HEADGEAR; SHIRTS, T-SHIRTS, BLOUSES, CAMISOLES, SWEATSHIRTS, SWEATERS, CARDIGANS, VESTS, TUNICS, COATS, JACKETS, SLICKERS, BLAZERS, SUITS, BODYSUITS, TANK TOPS, ROMPERS, JUMPSUITS, PANTS , JEANS, SHORTS, STIRRUPS, SKIRTS, DRESSES, CHEMISES, PAJAMAS, NIGHTGOWNS, BELTS, SWIMWEAR, LINGERIE, PANTIES, BRAS, SLIPS, HOSIERY, SOCKS, LEGGINGS, EXERCISEWEAR, LEOTARDS, UNITARDS, BICYCLE SHORTS, BRA TOPS, SCARVES, BANDANNAS, GLOVES, HATS, FOOTWEAR, SLIPPERS, SHOES, SNEAKERS, MULES, SANDALS, MOCCASINS, ESPADRILLES, AND THONGS

Panama	J. CREW	069848	02-25-94	69848	2/25/1994	REGISTERED

25: MEN’S AND WOMEN’S SWEATERS, SHOES, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES AND DRESSES
Paraguay	J. CREW	7821-94	05-03-94	278052	12/21/1994	REGISTERED

25: ALL GOODS IN CLASS INCLUDING, SHIRTS, T-SHIRTS, BLOUSES, CAMISOLES, SWEATSHIRTS, SWEATERS, CARDIGANS, VESTS, TUNICS, COATS, JACKETS, SLICKERS, BLAZERS, SUITS, BODYSUITS, TANKTOPS, ROMPERS, JUMPSUITS, PANTS, JEANS, SHORTS, STIRRUPS, SHIRTS, DRESSES, CHEMISES, PAJAMAS, NIGHTGOWNS, BELTS, SWIMWEAR, LINGERIE, PANTIES, BRAS, SLIPS, HOSIERY, SOCKS, LEGGINGS, EXERCISE WEAR, SCARVES, BANDANNAS, GLOVES, HATS AND FOOTWEAR

Peru	J. CREW	067163	07-24-98	49416	10/9/1998	REGISTERED

9: CLASS HEADING

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COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Peru	J. CREW	242018	05-10-94	021518	7/20/1995	REGISTERED

25: SHIRTS, T-SHIRTS, BLOUSES, CAMISOLES, SWEATSHIRTS, SWEATERS, CARDIGANS, VESTS, TUNICS, COATS, JACKETS, SLICKERS, BLAZERS, SUITS, BODYSUITS, TANK TOPS, ROMPERS, JUMPSUITS, PANTS, JEANS, SHORTS, STIRRUPS, SKIRTS, DRESSES, CHEMISES, PAJAMAS, NIGHTGOWNS, BELTS, SWIMWEAR, LINGERIE, PANTIES, BRAS, SLIPS, HOSIERY, SOCKS, LEGGINGS, EXERCISEWEAR, SCARVES, BANDANNAS, GLOVES, HATS AND FOOTWEAR

Peru	J. CREW	067164	07-24-98	49453	10/13/1998	REGISTERED

16: CLASS HEADING
Peru	J. CREW	067166	07-24-98	16044	10/30/1998	REGISTERED

42: PROVIDING OF FOOD AND DRINK; TEMPORARY ACCOMODATION, MEDICAL, HYGIENIC AND BEAUTY CARE; VETERINARY AND AGRICULTURAL SERVICES; LEGAL SERVICES; SCIENTIFIC AND INDUSTRIAL RESEARCH; COMPUTER PROGRAMMING AND IN GENERAL ALL THE SERVICES OF THE CLASS

Peru	J. CREW	067165	07-24-98	49417	10/9/1998	REGISTERED

18: CLASS HEADING
Philippines	J. CREW	4-2005-011301	12-01-05			FILED

GLOVES, SWIMWEAR AND LOUNGEWEAR

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COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Philippines	J. CREW	64503	04-21-88	53979	11/16/1992	REGISTERED

25: MEN’S AND WOMEN’S SHIRTS, SWEATERS, SHOES, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES AND DRESSES
Puerto Rico	J. CREW		11-23-93	8030	12/1/1984	REGISTERED

42: RETAIL CATALOG SERVICES IN THE FIELD OF CLOTHING, LUGGAGE AND CLOTHING ACCESSORIES
Puerto Rico	J.CREW		11-23-93	8029	12/11/1984	REGISTERED

25: MEN’S AND WOMEN’S SHIRTS, SWEATERS, SHOES, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES AND DRESSES
Puerto Rico	J. CREW		11-23-93	8015	12/11/1984	REGISTERED

14: WATCHES
Puerto Rico	J. CREW		11-23-93	8028	12/1/1994	REGISTERED

18: LUGGAGE, UMBRELLAS, HANDBAGS, DUFFEL-BAGS

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COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Puerto Rico	J. CREW and Design (with oarsman and underline)		07-02-93	8016	9/19/1989	REGISTERED

18: LUGGAGE, UMBRELLAS, HANDBAGS AND DUFFEL BAGS
Puerto Rico	J. CREW and Design (with oarsman and underline)		08-27-93	8031	9/19/1989	REGISTERED

42: RETAIL CATALOG SERVICES IN THE FIELD OF CLOTHING, LUGGAGE AND CLOTHING ACCESSORIES
Puerto Rico	J. CREW and Design (with oarsman and underline)		11-23-93	8032	9/19/1989	REGISTERED

25: MEN’S AND WOMEN’S SHIRTS, SWEATERS, SHOES, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES AND DRESSES
Singapore	J. CREW	3580/94	05-06-94	3580/94	5/6/1994	REGISTERED

35: DIRECT MAIL ADVERTISING, COMPILATION OF MAILING LISTS
Singapore	J. CREW	3448/88	07-06-88	3448/88	7/6/1988	REGISTERED

25: MEN’S AND WOMEN’S SHIRTS, SWEATERS, SHOES, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, RAINCOATS, SKIRTS, BLOUSES AND DRESSES

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COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Singapore	J. CREW and Design (with oarsman and no underline)	3443/94	04-29-94	3443/94	4/29/1994	REGISTERED

25: SHIRTS, T-SHIRTS, BLOUSES, CAMISOLES, SWEATSHIRTS, SWEATERS, CARDIGANS, VESTS, TUNICS, COATS, JACKETS, SLICKERS, BLAZERS, SUITS, BODYSUITS, TANK TOPS, ROMPERS, JUMPSUITS, PANTS, JEANS, SHORTS, STIRRUPS, SKIRTS, DRESSES, CHEMISES, PAJAMAS, NIGHTGOWNS, BELTS, SWIMWEAR, LINGERIE, PANTIES, BRAS, SLIPS, HOSIERY, SOCKS, LEGGINGS, EXERCISEWEAR, LEOTARDS, UNITARDS, BICYCLE SHORTS, BRA TOPS, SCARVES, BANDANNAS, GLOVES, HATS, FOOTWEAR, SLIPPERS, SHOES, SNEAKERS, MULES, SANDALS, MOCCASINS, ESPADRILLES, AND THONGS

South Korea	J. CREW	96/34993	08-09-96	388004	12/24/1997	REGISTERED

12: TOILETRY CASES

South Korea	J. CREW	88-10151	05-02-88	179205	9/19/1989	REGISTERED

NA 45: MEN’S AND WOMEN’S SHIRTS, SWEATERS, CAPS AND HATS, BANDANAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES, DRESSES AND GLOVES

South Korea	J. CREW	96/25392	06-14-96	421728	9/18/1998	REGISTERED

18: HANDBAGS, OPERA BAGS, KNAPSACKS, DUFFEL BAGS, WALLETS. NAME CARD CASES, CREDIT CARD CASES, CARDBOARD BOXES, PAPER BAGS AND PLASTIC PACKING BAGS

South Korea	J. CREW	94/3637	05-06-94	29728	12/22/1995	REGISTERED

35-: RETAIL AND MAIL ORDER CATALOG SERVICES IN THE FIELD OF CLOTHING, CLOTHING ACCESSORIES, JEWELRY AND LUGGAGE; FACTORY, RETAIL AND WHOLESALE OUTLET STORE SERVICES IN THE FIELD OF CLOTHING, CLOTHING ACCESSORIES, JEWELRY AND LUGGAGE.

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COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
South Korea	J. CREW (Korean characters)	94/32517	08-12-94	344259	7/29/1996	REGISTERED

25: SHIRTS, T-SHIRTS, DRESS SHIRTS, BLOUSES, CAMISOLES, SWEATSHIRTS, SWEATERS, CARDIGANS, VESTS, TUNICS, COATS, JACKETS, PARKAS, SLICKERS, BLAZERS, SUITS, BODYSUITS, TANKTOPS, ROMPERS, JUMPSUITS, PANTS, JEANS, SHORTS, SKIRTS, DRESSES, CHEMISES, ROBES, PAJAMAS, HOSIERY, SOCKS, LEGGINGS, TIES, SCARVES, BANDANNAS, GLOVES, (INCLUDING, WEDDING GLOVES, DRIVING GLOVES, WINTER GLOVES AND MITTENS) NIGHTGOWNS, BELTS, SWIMWEAR, LINGERIE, PANTIES, BRAS, SLIPS, APRONS, LEOTARDS, UNITARDS, BICYCLE SHORTS, BRA TOPS, CAPS, HATS, AND HEADBANDS

South Korea	J. CREW (Korean Characters)	94/6435	08-12-94	32389	7/22/1996	REGISTERED

35: RETAIL AND MAIL ORDER CATALOG SERVICES IN THE FIELD OF CLOTHING, CLOTHING ACCESSORIES, JEWELRY AND LUGGAGE; FACTORY, RETAIL AND WHOLESALE OUTLET STORE SERVICES IN THE FIELD OF CLOTHING, CLOTHING ACCESSORIES, JEWELRY AND LUGGAGE

South Korea	J. CREW and Design (with oarsman and underline)	96/25394	06-14-96	421727	9/18/1998	REGISTERED

18: HANDBAGS, OPERA BAGS, KNAPSACKS, DUFFEL BAGS, WALLETS, NAME CARD CASES, CREDIT CARD CASES, TOILETRY CASES, CARDBOARD BOXES, PAPER BAGS AND PLASTIC PACKING BAGS

South Korea	J. CREW and Design (with oarsman and underline)	96/34995	08-09-96	400578	3/26/1998	REGISTERED

12: TOILETRY CASES

South Korea	J. CREW and Design (with oarsman and underline)	88-11564	05-24-88	179206	9/19/1989	REGISTERED

25: MEN’S AND WOMEN’S SHIRTS, SWEATERS, CAPS AND HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES, DRESSES AND GLOVES

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COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO	REG. DATE	STATUS
Sri Lanka	J. CREW & DESIGN (WITH LINE)	56666	12-29-88	56666	12/29/1998	REGISTERED

25: MEN’S AND WOMEN’S SHIRTS, SWEATERS, SHOES, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES AND DRESSES

Sri Lanka	J. CREW (STYLIZED)	56665	12-29-88	56665	12/29/1998	REGISTERED

25: MEN’S AND WOMEN’S SHIRTS, SWEATERS, SHOES, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES AND DRESSES

Switzerland	J. CREW	9598/1993.4	08-04-93	416467	8/4/1993	REGISTERED

9: SUNGLASSES, EYEGLASS FRAMES; CARRYING CASES FOR SUN-GLASSES AND EYEGLASSES; PARTS AND FITTINGS FOR SUNGLASSES AND EYEGLASSES, EYEGLASS CASES; 16: RETAIL AND MAIL ORDER CATALOGS IN THE FIELD OF CLOTHING, LUGGAGE AND CLOTHING ACCESSORIES; 18: LUGGAGE, HANDBAGS, DUFFEL BAGS, TOTE BAGS, WEEKENDER BAGS, BACKPACKS, PURSES, COSMETICS CASES (SOLD EMPTY), SHAVING KITS (SOLD EMPTY), BILLFOLDS, PASSPORT CASES, COIN CASES, KEY CASES, CHECKBOOK CASES, AND UMBRELLAS;

21: DUST RUFFLES;

24: HOME FURNISHINGS, INCLUDING PILLOW CASES, PILLOW SHAMS, SHEETS, BED SKIRTS, COMFORTERS, BLANKET COVERS, DUVET COVERS, CONFORTER COVERS, BLANKETS, BED SPREADS, QUILTS, TOWELS, WASH CLOTHS, SHOWER CURTAINS, BATH MATS, PLACEMATS, TABLECLOTHS, NAPKINS, TABLE LINENS, WINDOW CURTAINS, AND DRAPERIES;

25: SHIRTS, T-SHIRTS, BLOUSES, SWEATSHIRTS, SWEATERS, VESTS, COATS, JACKETS, TEXT TYPE: GD2 BLAZERS, PARKAS, SLICKERS, APRONS, SUITS, JUMPSUITS, PANTS, SKI-PANTS, JEANS, SHORTS, BOXER SHORTS, SKIRTS, DRESSES, ROBES, PAJAMAS, NIGHTGOWNS, SLIPS, BELTS, SWIMWEAR, SOCKS, LEGGINGS, TIES, BANDANNAS, SCARVES, GLOVES, HEADBANDS, CAPS, HATS, AND FOOTWEAR;

42: RETAIL AND MAIL ORDER CATALOG SERVICES IN THE FIELD OF CLOTHING, LUGGAGE, CLOTHING ACCESSORIES, AND HOME FURNISHINGS; RETAIL SERVICES IN THE FIELD OF CLOTHING, LUGGAGE, CLOTHING ACCESSORIES AND HOME FURNISHINGS

Taiwan	J. CREW	88023663	05-18-99	00901593	8/16/2000	REGISTERED

24:TOWELS

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COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Taiwan	J. CREW	88023665	05-18-99	00917471	1/1/2001	REGISTERED

25: BANDANAS, NECKTIES, SOCKS, BOOTS, SHOES, HOSIERY AND BELTS; CAPS, NECKTIES, GLOVES, HOSIERY, SOCKS AND PANTYHOSE

Taiwan	J. CREW	83032577	05-09-94	00079957	12/15/1995	REGISTERED

42: ACTING AS AGENCY FOR DISTRIBUTION OF CLOTHING, CLOTHING ACCESSORIES, JEWELRY AND LUGGAGE, MAIL ORDER SERVICES IN THE FIELD OF CLOTHING, CLOTHING ACCESSORIES, JEWELRY AND LUGGAGE; SERVICES IN IMPORT-EXPORT TRADING AND AGENT FOR QUOTATIONS, TENDERS AND SALES OF VARIOUS PRODUCTS FOR DOMESTIC AND FOREIGN MANUFACTURES

Taiwan	J. CREW	77/44943	09-30-88	00524921	6/1/1991	REGISTERED

40: MEN’S AND WOMEN’S SHIRTS, PANTS, SHORTS, SKIRTS, JACKETS, SWEATERS, SWEAT SHIRTS, SLICKERS AND BLOUSES

Taiwan	J. CREW (ENGLISH AND CHINESE CHARACTERS)	83063797	10-14-94	78559	9/16/1995	REGISTERED

42: RETAIL AND MAIL ORDER CATALOG SERVICES IN THE FIELD OF CLOTHING, CLOTHING ACCESSORIES, JEWELRY AND LUGGAGE; FACTORY, RETAIL AND WHOLESALE OUTLET STORE SERVICES IN THE FIELD OF CLOTHING, CLOTHING ACCESSORIES, JEWELRY AND LUGGAGE

Taiwan	J. CREW (ENGLISH AND CHINESE CHARACTERS)	83063798	10-14-94	00711340	5/31/1991	REGISTERED

25: CLOTHING; NAMELY SHIRTS, T-SHIRTS, BLOUSES, CAMISOLES, SWEATSHIRTS, SWEATERS, CARDIGANS, VESTS, TUNICS, COATS, JACKETS, PARKAS, SLICKERS, BLAZERS, SUITS, BODYSUITS, TANKTOPS, ROMPERS, JUMPSUITS, PANTS, JEANS, SHORTS, STIRRUPS, SKIRTS, DRESSES, CHEMISES, ROBES, PAJAMAS, HOSIERY, SOCKS, LEGGINGS, TIES, SCARVES, BANDANNAS, GLOVES, NIGHTGOWNS, BELTS, SWIMWEAR, LINGERIE, PANTIES, BRAS, SLIPS, APRONS, EXERCISE WEAR (LEOTARDS, UNITARDS, BICYCLE SHORTS, BRA TOPS) HEADGEAR (CAPS, HATS, HEADBANDS); FOOTWEAR (SLIPPERS, SHOES, SNEAKERS, MULES, SANDALS, MOCASSINS, ESPADRILLES, AND THONGS) (FORMERLY LOCAL CLASS 40)

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J. Crew International, Inc.

J. CREW Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Taiwan	J. CREW and Design (with oarsman and underline)	88023666	05-18-99	00920845	12/16/2000	REGISTERED

25: BANDANAS, NECKTIES, SOCKS, BOOTS, SHOES, HOSIERY AND BELTS; CAPS, NECKTIES, GLOVES, HOSIERY, SOCKS AND PANTYHOSE

Taiwan	J. CREW and Design (with oarsman and underline)	88023664	05-18-99	00908257	9/30/2000	REGISTERED

24: TOWELS

Thailand	J. CREW	609945	11-15-05	Kor248756	11/15/2005	REGISTERED

25: SHIRTS, T’SHIRTS, SWEATERS, CARDIGANS, TUNICS, SCARVES, TIES, BANDANNAS, HEADBANDS, SHORTS, BOXER SHORTS, PANTS (EXCEPT UNDERPANTS AND SPORTS PANTS), JEAN TROUSERS, JEAN SHIRTS, JEAN JACKETS, STIRRUPS, SWEATSHIRTS, SWEATPANTS, BELTS, SOCKS, COATS, JACKETS, VESTS, BLAZERS, SUITS, RAINCOATS, SLICKERS, PARKAS, SKIRTS, BLOUSES, CHEMISES, CAMISOLES, ROBES, DRESSES, KNIT TOPS, PAJAMAS, LEGGINGS, TIGHTS, GLOVES, NIGHTGOWNS. LINGERIE, PANTIES, BRAS, SLIPS, APRONS, SPORTSWEAR, BODYSUITS, TANK TOPS, ROMPERS, JUMPSUITS, SKI PANTS, EXERCISE WEAR, LEOTARDS, UNITARDS, BICYCLE SHORTS, BRA TOPS, JOGGING SUITS, SWIMWEAR, STOCKING AND UNDERWEAR, CAPS, HATS, SLIPPERS, SHOES, SPORT SHOES, BOOTS, SNEAKERS, MULES, SANDALS, MOCCASINS, ESPADRILLES, THONGS

Thailand	J. CREW and Design (with oarsman and underline)	359724	05-12-98	73859	5/12/1988	REGISTERED

NA 38: ARTICLES OF CLOTHING; GOODS AS RECLASSIFIED IN INTERNATIONAL CLASS 25: SHIRTS, T-SHIRTS, SWEATERS, CARDIGANS, TUNICS, CAPS, HATS, SCARVES, TIES, BANDANNAS, HEADBANDS, SHORTS, BOXER SHORTS, PANTS (EXCEPT UNDERPANTS AND SPORT PANTS), JEANS, STIRRUPS, SWEATSHIRTS, SWEATPANTS, BELTS, SOCKS, COATS, JACKETS, VESTS, BLAZERS, SUITS, COATS, RAINCOATS, SLICKERS, PARKAS, SKIRTS, BLOUSES, CHEMISES, CAMISOLES, ROBES, DRESSES, KNIT TOPS, PAJAMAS, SOCKS, LEGGINGS, TIGHTS, GLOVES, NIGHTGOWNS, LINGERIE, PANTIES, BRAS, SLIPS, APRONS, SPORTSWEAR, BODYSUITS, TANK TOPS, ROMPERS, JUMPSUITS, SKI-PANTS, EXERCISE WEAR, LEOTARDS, UNITARDS, BICYCLE SHORTS, BRA TOPS, JOGGING SUITS, SLIPPERS, SHOES (EXCEPT SPORT SHOES), SPORTSHOES, BOOTS, SNEAKERS, MULES, (CONTINUED GDS 2) TEXT TYPE: GD2 SANDALS, MOCCASINS, ESPADRILLES AND THONGS, SWIMWEAR

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J. Crew International, Inc.

J. Crew Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Turkey	J. CREW	2005/049702	11-21-05	2005 49702	11/21/2005	REGISTERED

24: WOVEN AND NON-WOVEN FABRICS; CURTAINS; QUILTS; COARSE GLOVES AND CLOTHES FOR SOAPING, TOWELS; WALL COVERINGS OF TEXTILE, HANKERCHIEFS OF TEXTILE; FLAGS OF TEXTILE, SADDLEBAGS

25: CLOTHING MADE OF ALL KINDS OF MATERIALS (INNERWEAR AND OUTERWEAR); HOSIERY, FOOTWEAR, HEADGEAR, SPECIAL ARTICLES FOR BABIES, INCLUDED IN THIS CLASS; TIES, BELTS

Turkey	J. CREW	97/11849	08-14-97	1997011849	8/14/1997	REGISTERED

I8: ANIMAL SKINS, HIDES, UMBRELLAS, PARASOLS AND WALKING STICKS

United Kingdom	J. CREW and Design (with oarsman)	B1340825	04-08-88	B1340825	4/8/1988	REGISTERED

25: SHIRTS FOR MEN AND WOMEN; SHOES, CAPS, HATS, BANDANNAS, SHORTS, PANTS, TROUSERS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES AND DRESSES

United Kingdom	J. CREW and Design (with oarsman)	B1545162	08-17-93	B1545I62	8/17/1993	REGISTERED

9: SUNGLASSES, SUNGLASS AND EYEGLASS FRAMES; CARRYING CASES FOR SUNGLASSES AND EYEGLASSES; PARTS AND FITTINGS FOR SUNGLASSES AND EYEGLASSES

18: LUGGAGE, HANDBAGS, DUFFEL BAGS, TOTE BAGS, WEEKENDER BAGS, BACKPACKS, PURSES, COSMETIC CASES AND SHAVING CASES, ALL BEING SOLD EMPTY; BILLFOLDS, PASSPORTS CASES, COINCASES, KEY CASES, CHECKBOOK CASES AND UMBRELLAS

24: PILLOW CASES, PILLOW SHAMS, DUST RUFFLES, SHEETS, BED SKIRTS, COMFORTERS, BLANKET COVERS, DUVET COVERS, COMFORTER COVERS, BLANKETS, BED SPREADS, QUILTS, TOWELS, WASH CLOTHS, SHOWER CURTAINS, TEXTILE BATH MATS, TEXTILE PLACEMATS, TEXTILE TABLE CLOTHS, TEXTILE NAPKINS, TABLE LINEN, WINDOW CURTAINS AND DRAPERIES

Created by Cowan, Liebowitz & Latman, P.C.	Page: 29

J. Crew International, Inc.

J. Crew Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
United States	J. CREW	73/411551	01-31-83	1308888	12/11/1984	REGISTERED

18: LUGGAGE, UMBRELLAS, HANDBAGS, DUFFEL BAGS; 25: MEN’S AND WOMEN’S SHIRTS, SWEATERS, SHOES, CAPS, HATS, BANDANAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES, DRESSES; 42: RETAIL CATALOG SERVICES IN THE FIELD OF CLOTHING, LUGGAGE AND CLOTHING ACCESSORIES

United States	J. CREW	74/710155	08-02-95	2169873	6/30/1998	REGISTERED

25: WOMEN’S INTIMATE APPAREL, NAMELY, BRAS, BRA TOPS, TANKTOPS, BRIEFS, BIKINI BOTTOMS AND THONGS

United States	J. CREW	75/706289	05-14-99	2462509	6/19/2001	REGISTERED

14: NECKLACES, BRACELETS, EARRINGS AND RINGS

United States	J. CREW	78/652,755	06-17-05	3,098,101	5/30/2006	REGISTERED

35: ON LINE CATALOG SERVICES FEATURING CLOTHING AND ACCESSORIES DISTRIBUTED BY MEANS OF A GLOBAL COMPUTER INFORMATION NETWORK

United States	J. CREW	75/676905	04-08-99	2351667	5/23/2000	REGISTERED

35: RETAIL OUTLET AND RETAIL STORE SERVICES IN THE FIELD OF CLOTHING AND ACCESSORIES

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J. Crew International, Inc.

J. Crew Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
United States	J. CREW KID	75/841909	11-05-99	2525857	1/1/2002	REGISTERED

25: CHILDREN’S CLOTHING, NAMELY, SHIRTS, SWEATERS, CAPS, HATS, SHORTS, SWEATSHIRTS, PANTS, BELTS FOR CLOTHING, SOCKS, JACKETS, BLOUSES, DRESSES AND HOSIERY

United States	J. CREW UNTUCKED	78/496989	10-08-04			FILED

25: SHIRTS, T-SHIRTS, BLOUSES, SWEATERS, SWEAT SHIRTS, SWEAT PANTS, COATS, JACKETS, SHORTS, PANTS, SUITS, DRESSES, SKIRTS, SWIMWEAR, UNDERWEAR, SLEEPWEAR, LOUNGEWEAR, TIGHTS, CAPS, HATS, GLOVES, SCARVES, TIES, POCKET SQUARES, BELTS, SOCKS AND FOOTWEAR

United States	J. CREW UNTUCKED	78/563993	02-09-05			FILED

35: RETAIL STORES AND ON-LINE RETAIL STORE SERVICES ALL FEATURING CLOTHING AND ACCESSORIES

United States	SO J. CREW	76/051252	05-18-00	2735138	7/8/2003	REGISTERED

4: SCENTED AND UNSCENTED CANDLES

Uruguay	J. CREW	293323	02-17-97	293323	1/10/2002	REGISTERED

18: ALL GOODS IN CLASS 25: ALL GOODS IN CLASS 42: ALL SERVICES IN CLASS

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J. Crew International, Inc.

J. Crew Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Venezuela	J. CREW	005839	03-25-92	572	7/10/1994	REGISTERED

42: RETAIL CATALOG SERVICES

Venezuela	J. CREW	005841	03-25-92			FILED

NA 39: MEN’S AND WOMEN’S SHIRTS, SWEATERS, SHOES, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES AND DRESSES

Venezuela	J. CREW and Design (with oarsman and underline)	005838	03-25-92			FILED

NA 39: MEN’S AND WOMEN’S SHIRTS, SWEATERS, SHOES, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES AND DRESSES

Vietnam	J. CREW	4-2006-02620	02-27-06			FILED

25: CLOTHING, FOOTWEAR, HEADGEAR

Virgin Islands (US)	J. CREW			6130	12/11/1984	REGISTERED

18: LUGGAGE UMBRELLAS, HANDBAGS, DUFFEL BAGS,

25: MEN’S AND WOMEN’S SHIRTS, SWEATERS, SHOES, CAPS, HATS, BANDANNAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES, DRESSES

42: RETAIL CATALOG SERVICES IN THE FIELD OF CLOTHING, LUGGAGE AND CLOTHING ACCESSORIES

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J. Crew International, Inc.

J. Crew Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Virgin Islands (US)	J. CREW			6128	3/9/1993	REGISTERED

42: RETAIL OUTLET AND RETAIL STORE SERVICES IN THE FIELD OF CLOTHING AND ACCESSORIES
Virgin Islands (US)	J. CREW and Design (with oarsman and underline)			6129	9/19/1989	REGISTERED

18: LUGGAGE UMBRELLAS, HANDBAGS, DUFFEL BAGS,

25: MEN’S AND WOMEN’S SHIRTS, SWEATERS, SHOES, CAPS, HATS, BANDANAS, SHORTS, SWEATSHIRTS, PANTS, BELTS, SOCKS, JACKETS, SLICKERS, SKIRTS, BLOUSES, DRESSES;

42: RETAIL CATALOG SERVICES IN THE FIELD OF CLOTHING, LUGGAGE AND CLOTHING ACCESSORIES

Created by Cowan, Liebowitz & Latman, P.C.	Page: 33

Millard S. Drexler, Inc.

MADEWELL Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Brazil	MADEWELL	828795207	10-11-06			FILED

25: CLOTHING NAMELY, PANTS, SHORTS, SLACKS, JEANS, SWEATPANTS, OVERALLS, SHIRTS, BLOUSES, JACKETS, OUTERWEAR, SWEATERS, VESTS, BLAZERS, SKIRTS, DRESSES, HATS, CAPS, BANDANAS, SHORTS, T-SHIRTS, SWEATSHIRTS, SOCKS, SLICKERS, SWIMWEAR, LOUNGEWEAR, ROBES, PAJAMAS, SCARVES, BELTS, GLOVES, FOOTWEAR, SHOES, BOOTS, SNEAKERS, AND FLIP FLOPS

China (People’s Republic Of)	MADEWELL	FORTHCOMING	11-15-06			FILED

25: CLOTHING NAMELY, PANTS, SHORTS, SLACKS, JEANS, SWEATPANTS, OVERALLS, SHIRTS, BLOUSES, JACKETS, OUTERWEAR, SWEATERS, VESTS, BLAZERS, SKIRTS, DRESSES, HATS, CAPS, BANDANAS, SHORTS, T-SHIRTS, SWEATSHIRTS, SOCKS, SLICKERS, SWIMWEAR, LOUNGEWEAR, ROBES, PAJAMAS, SCARVES, BELTS, GLOVES, FOOTWEAR, SHOES, BOOTS, SNEAKERS, AND FLIP FLOPS

Colombia	MADEWELL	0700851	01-04-07			FILED

25: CLOTHING NAMELY, PANTS, SHORTS, SLACKS, JEANS, SWEATPANTS, OVERALLS, SHIRTS, BLOUSES, JACKETS, OUTERWEAR, SWEATERS, VESTS, BLAZERS, SKIRTS, DRESSES, HATS, CAPS, BANDANAS, SHORTS, T-SHIRTS, SWEATSHIRTS, SOCKS, SLICKERS, SWIMWEAR, LOUNGEWEAR, ROBES, PAJAMAS, SCARVES, BELTS, GLOVES, FOOTWEAR, SHOES, BOOTS, SNEAKERS, AND FLIP FLOPS

Ecuador	MADEWELL	176365	10-06-06			FILED

25: CLOTHING NAMELY, PANTS, SHORTS, SLACKS, JEANS, SWEATPANTS, OVERALLS, SHIRTS, BLOUSES, JACKETS, OUTERWEAR, SWEATERS, VESTS, BLAZERS, SKIRTS, DRESSES, HATS, CAPS, BANDANAS, SHORTS, T-SHIRTS, SWEATSHIRTS, SOCKS, SLICKERS, SWIMWEAR, LOUNGEWEAR, ROBES, PAJAMAS, SCARVES, BELTS, GLOVES, FOOTWEAR, SHOES, BOOTS, SNEAKERS, AND FLIP FLOPS

Created by Cowan, Liebowitz & Latman, P.C.	Page: 1

Millard S. Drexler, Inc.

MADEWELL Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Egypt	MADEWELL	194001	11-19-06			FILED

25: CLOTHING NAMELY, PANTS, SHORTS, SLACKS, JEANS, SWEATPANTS, OVERALLS, SHIRTS, BLOUSES, JACKETS, OUTERWEAR, SWEATERS, VESTS, BLAZERS, SKIRTS, DRESSES, HATS, CAPS, BANDANAS, SHORTS, T-SHIRTS, SWEATSHIRTS, SOCKS, SLICKERS, SWIMWEAR, LOUNGEWEAR, ROBES, PAJAMAS, SCARVES, BELTS, GLOVES, FOOTWEAR, SHOES, BOOTS, SNEAKERS, AND FLIP FLOPS

Hong Kong	MADEWELL	300737406	10-10-06			FILED

25: CLOTHING NAMELY, PANTS, SHORTS, SLACKS, JEANS, SWEATPANTS, OVERALLS, SHIRTS, BLOUSES, JACKETS, OUTERWEAR, SWEATERS, VESTS, BLAZERS, SKIRTS, DRESSES, HATS, CAPS, BANDANAS, SHORTS, T-SHIRTS, SWEATSHIRTS, SOCKS, SLICKERS, SWIMWEAR, LOUNGEWEAR, ROBES, PAJAMAS, SCARVES, BELTS, GLOVES, FOOTWEAR, SHOES, BOOTS, SNEAKERS, AND FLIP FLOPS

India	MADEWELL	1495002	10-19-06			FILED

25: CLOTHING NAMELY, PANTS, SHORTS, SLACKS, JEANS, SWEATPANTS, OVERALLS, SHIRTS, BLOUSES, JACKETS, OUTERWEAR, SWEATERS, VESTS, BLAZERS, SKIRTS, DRESSES, HATS, CAPS, BANDANAS, SHORTS, T-SHIRTS, SWEATSHIRTS, SOCKS, SLICKERS, SWIMWEAR, LOUNGEWEAR, ROBES, PAJAMAS, SCARVES, BELTS, GLOVES, FOOTWEAR, SHOES, BOOTS, SNEAKERS, AND FLIP FLOPS

Indonesia	MADEWELL	D00 2006 037392	11-17-06			FILED

25: CLOTHING NAMELY, PANTS, SHORTS, SLACKS, JEANS, SWEATPANTS, OVERALLS, SHIRTS, BLOUSES, JACKETS, OUTERWEAR, SWEATERS, VESTS, BLAZERS, SKIRTS, DRESSES, HATS, CAPS, BANDANAS, SHORTS, T-SHIRTS, SWEATSHIRTS, SOCKS, SLICKERS, SWIMWEAR, LOUNGEWEAR, ROBES, PAJAMAS, SCARVES, BELTS, GLOVES, FOOTWEAR, SHOES, BOOTS, SNEAKERS, AND FLIP FLOPS

Japan	MADEWELL	T2004-56130	06-17-04	4858862		REGISTERED

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Millard S. Drexler, Inc.

MADEWELL Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
Macao	MADEWELL	N/24595	10-17-06			FILED

25: CLOTHING NAMELY, PANTS, SHORTS, SLACKS, JEANS, SWEATPANTS, OVERALLS, SHIRTS, BLOUSES, JACKETS, OUTERWEAR, SWEATERS, VESTS, BLAZERS, SKIRTS, DRESSES, HATS, CAPS, BANDANAS, SHORTS, T-SHIRTS, SWEATSHIRTS, SOCKS, SLICKERS, SWIMWEAR, LOUNGEWEAR, ROBES, PAJAMAS, SCARVES, BELTS, GLOVES, FOOTWEAR, SHOES, BOOTS, SNEAKERS, AND FLIP FLOPS

Malaysia	MADEWELL	06019224	10-19-06			FILED

25: CLOTHING NAMELY, PANTS, SHORTS, SLACKS, JEANS, SWEATPANTS, OVERALLS, SHIRTS, BLOUSES, JACKETS, OUTERWEAR, SWEATERS, VESTS, BLAZERS, SKIRTS, DRESSES, HATS, CAPS, BANDANAS, SHORTS, T-SHIRTS, SWEATSHIRTS, SOCKS, SLICKERS, SWIMWEAR, LOUNGEWEAR, ROBES, PAJAMAS, SCARVES, BELTS, GLOVES, FOOTWEAR, SHOES, BOOTS, SNEAKERS, AND FLIP FLOPS

Mexico	MADEWELL	811973	10-10-06			FILED

25: CLOTHING NAMELY, PANTS, SHORTS, SLACKS, JEANS, SWEATPANTS, OVERALLS, SHIRTS, BLOUSES, JACKETS, OUTERWEAR, SWEATERS, VESTS, BLAZERS, SKIRTS, DRESSES, HATS, CAPS, BANDANAS, SHORTS, T-SHIRTS, SWEATSHIRTS, SOCKS, SLICKERS, SWIMWEAR, LOUNGEWEAR, ROBES, PAJAMAS, SCARVES, BELTS, GLOVES, FOOTWEAR, SHOES, BOOTS, SNEAKERS, AND FLIP FLOPS

Pakistan	MADEWELL	228240	10-11-06			FILED

25: CLOTHING NAMELY, PANTS, SHORTS, SLACKS, JEANS, SWEATPANTS, OVERALLS, SHIRTS, BLOUSES, JACKETS, OUTERWEAR, SWEATERS, VESTS, BLAZERS, SKIRTS, DRESSES, HATS, CAPS, BANDANAS, SHORTS, T-SHIRTS, SWEATSHIRTS, SOCKS, SLICKERS, SWIMWEAR, LOUNGEWEAR, ROBES, PAJAMAS, SCARVES, BELTS, GLOVES, FOOTWEAR, SHOES, BOOTS, SNEAKERS, AND FLIP FLOPS

Paraguay	MADEWELL	30746/2006	10-13-06			FILED

25: CLOTHING NAMELY, PANTS, SHORTS, SLACKS, JEANS, SWEATPANTS, OVERALLS, SHIRTS, BLOUSES, JACKETS, OUTERWEAR, SWEATERS, VESTS, BLAZERS, SKIRTS, DRESSES, HATS, CAPS, BANDANAS, SHORTS, T-SHIRTS, SWEATSHIRTS, SOCKS, SLICKERS, SWIMWEAR, LOUNGEWEAR, ROBES, PAJAMAS, SCARVES. BELTS. GLOVES, FOOTWEAR, SHOES, BOOTS, SNEAKERS, AND FLIP FLOPS

Created by Cowan, Liebowitz & Latman, P.C.	Page: 3

Millard S. Drexler, Inc.

MADEWELL Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO	REG. DATE	STATUS
Philippines	MADEWELL	4-2006-011162	10-11-06			FILED

25: CLOTHING NAMELY, PANTS, SHORTS, SLACKS, JEANS, SWEATPANTS, OVERALLS, SHIRTS, BLOUSES, JACKETS, OUTERWEAR, SWEATERS, VESTS, BLAZERS, SKIRTS, DRESSES, HATS, CAPS, BANDANAS, SHORTS, T-SHIRTS, SWEATSHIRTS, SOCKS, SLICKERS, SWIMWEAR, LOUNGEWEAR, ROBES, PAJAMAS, SCARVES, BELTS, GLOVES, FOOTWEAR, SHOES, BOOTS, SNEAKERS, AND FLIP FLOPS

Russian Federation	MADEWELL	2006729869	10-17-06			FILED

25: CLOTHING NAMELY, PANTS, SHORTS, SLACKS, JEANS, SWEATPANTS, OVERALLS, SHIRTS, BLOUSES, JACKETS, OUTERWEAR, SWEATERS, VESTS, BLAZERS, SKIRTS, DRESSES, HATS, CAPS, BANDANAS, SHORTS, T-SHIRTS, SWEATSHIRTS, SOCKS, SLICKERS, SWIMWEAR, LOUNGEWEAR, ROBES, PAJAMAS, SCARVES, BELTS, GLOVES, FOOTWEAR, SHOES, BOOTS, SNEAKERS, AND FLIP FLOPS

Thailand	MADEWELL	645574	11-21-06			FILED

25: PANTS (NOT BEING UNDER PANTS OR SPORTS PANTS); SPORT PANTS; SHORTS; SLACKS; JEAN TROUSERS; SWEATPANTS; OVERALLS; SHIRTS; BLOUSES; JACKETS; UPPER OUTER GARMENTS (NOT BEING UNDER GARMENTS OR SPORTS GARMENTS); SPORT UPPER GARMENTS; SWEATERS; VESTS; BLAZERS; SKIRTS; DRESSES; HAT/CAPS; BANDANAS; T-SHIRTS; SWEATSHIRTS; SOCKS; SLICKERS; SWIMWEAR; LOUNGEWEAR; SLEEPWEAR; ROBES; SCARVES; BELTS; GLOVES; SHOES AND SPORT SHOES

Turkey	MADEWELL	2006/048767	10-10-06			FILED

25: CLOTHING NAMELY, PANTS, SHORTS, SLACKS, JEANS, SWEATPANTS, OVERALLS, SHIRTS, BLOUSES, JACKETS, OUTERWEAR, SWEATERS, VESTS, BLAZERS, SKIRTS, DRESSES, HATS, CAPS, BANDANAS, SHORTS, T-SHIRTS, SWEATSHIRTS, SOCKS, SLICKERS, SWIMWEAR, LOUNGEWEAR, ROBES, PAJAMAS, SCARVES, BELTS, GLOVES, FOOTWEAR, SHOES, BOOTS, SNEAKERS, AND FLIP FLOPS

United States	MADEWELL	72/416485	02-24-72	968685	9/18/1973	REGISTERED

25: MEN’S, WOMEN’S AND CHILDREN’S CLOTHING-NAMELY, WORK-WEAR, PANTS, SLACKS, JEANS, SHIRTS AND JACKETS

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Millard S. Drexler, Inc.

MADEWELL Worldwide Registrations and Applications

COUNTRY	MARK	APPLN. NO.	APPLN. DATE	REG. NO.	REG. DATE	STATUS
United States	MADEWELL	77/015932	10-06-06			FILED

18: LUGGAGE, HANDBAGS, DUFFEL BAGS, TOTE BAGS, LEATHER BELTS, SMALL LEATHER GOODS SUCH AS WALLETS, KEY CHAINS, POUCHES, LEATHER GLOVES AND UMBRELLAS;

25: CLOTHING, NAMELY, PANTS, SHORTS, SLACKS, JEANS, SWEATPANTS, OVERALLS, SKIRTS, BLOUSES, JACKETS, OUTERWEAR, SWEATERS, VESTS, BLAZERS, SKIRTS, DRESSES, HATS, CAPS, BANDANAS, T-SHIRTS, SWEATSHIRTS, SOCKS, SLICKERS, SWIMWEAR, LOUNGEWEAR, ROBES, PAJAMAS, SCARVES, BELTS, GLOVES, FOOTWEAR, SHOES, BOOTS, SNEAKERS AND FLIP FLOPS;

35: ON-LINE AND IN STORE RETAIL STORE SERVICES AND CATALOG SERVICES IN THE FIELDS OF CLOTHING, FOOTWEAR, HANDBAGS, UMBRELLAS, LUGGAGE AND BAGS, SMALL LEATHER ACCESSORIES, KEY CHAINS AND JEWELRY

Venezuela	MADEWELL	22918-06				FILED

25: CLOTHING NAMELY, PANTS, SHORTS, SLACKS, JEANS, SWEATPANTS, OVERALLS, SHIRTS, BLOUSES, JACKETS, OUTERWEAR, SWEATERS, VESTS, BLAZERS, SKIRTS, DRESSES, HATS, CAPS, BANDANAS, SHORTS, T-SHIRTS, SWEATSHIRTS, SOCKS, SLICKERS, SWIMWEAR, LOUNGEWEAR, ROBES, PAJAMAS, SCARVES, BELTS, GLOVES, FOOTWEAR, SHOES, BOOTS, SNEAKERS, AND FLIP FLOPS

Vietnam	MADEWELL	4-2006-19994	11-17-06			FILED

25: CLOTHING NAMELY, PANTS, SHORTS, SLACKS, JEANS, SWEATPANTS, OVERALLS, SHIRTS, BLOUSES, JACKETS, OUTERWEAR, SWEATERS, VESTS, BLAZERS, SKIRTS, DRESSES, HATS, CAPS, BANDANAS, SHORTS,
T-SHIRTS, SWEATSHIRTS, SOCKS, SLICKERS, SWIMWEAR, LOUNGEWEAR, ROBES, PAJAMAS, SCARVES, BELTS, GLOVES, FOOTWEAR, SHOES, BOOTS, SNEAKERS, AND FLIP FLOPS

Created by Cowan, Liebowitz & Latman, P.C.	Page: 5

Schedule 6

(Bank Accounts; Securities Accounts)

Securities Account (subject to an account control agreement):

Grantor	Broker	Account No.

J. Crew Operating Corp.	Evergreen Service Company, LLC	4941009351661

Bank Accounts (subject to a deposit account control agreement):

Grantor	Depositary Bank	Account No.

J. Crew Group, Inc.	Wachovia Bank, National Association	2000015151816

J. Crew Inc.	SunTrust Bank	201334585

J. Crew Inc.	SunTrust Bank	201334097

J. Crew Inc.	SunTrust Bank	2017172873

Schedule 6

Deposit Accounts

Store Number	Bank Name	Account Number	Sub-Account Numbers
2	First Banking Center	40034496
3	Citizens National Bank	33840
5	South Carolina B&T	120198650
6	Northway Bank	29830
8	Key Bank	29203660
9	National City	3333100033
10	BankNorth, NA	27266437
14	1st Bank of Silverthome	4065502802
16	AMSouth Bank	87245388
17	National City	189209
18	Factory Point National	1128698
19	AMSouth Bank	46594523
21	Sovereign Bank	81033435
22	Bank of America	9366179990
23	Citizens Bank	6100169545
27	Wachovia	2090000803749
28	Northway Bank	613231
31	Wells Fargo	610106155
33	Community Bank & Trust	155093
37	Compass Bank	809001381
38	Wilmington Trust	27614736
42	Citizens Bank	2202532670
44	Five Star Bank	277788358
45	National City	71761401
46	Legacy Banks	1115003632
48	Wachovia	2000009172403
51	The Fidelity Bank	168400104
52	Wachovia	2000014597617
53	Wrentham Co-Operative	16005373
54	Key Bank	479681059701
55	Old Second National Bank	1705045365
56	United Community Bank	2036127344
58	Irwin Union Bank	39926886
60	Chase	718102643
61	Chase	722621638
62	American National Bank of Texas	700019722
63	First Bank of the Lake	101074301
64	Bank of America	898005961961
66	Bank of the West	254055080
66	Wells Fargo	1939413843

Schedule 6

Store Number	Bank Name	Account Number	Sub-Account Numbers
72	Wachovia Bank of America (factory)	2000035307899 5486854671
4			5486851959
24			5493629970
25			5486851946
30			5486851933
39			5486851920
49			5486854668
57			5505524112

	HSBC	834147599
40

47

	Bank of America	5562560795
	Wells Fargo	5763555637
	Bank of America	898005962387

	Wachovia	2000709726214
570
660
	SunTrust	8801964167
519
632
	Citibank	800374758
511			800374715
512			800374723
583			800374731

	Key	479681021222
594			479681021230
604			479681021248
617			479681021255
634			479681021016
	Bank of America	9429133405
503			23972964
507			9429135240
520			9429135232
537			4007009342
542			9429135224
547			9429133405
552			71986123
560			9429135275

Schedule 6

Store Number	Bank Name	Account Number	Sub-Account Numbers
574			9429135267
576			9429133405
595			2000006158543
614			9429137967
636			9429133376
653			9429133384
655			9429133392
672			9429133405
	US Bank	823312079
528			153910034484
573			488836172
582			190918474
600			754880292
656
677			823312079
	Chase	633498019
513			631050366
527			705001244940
535			622713972
549			633498043
568			633498050
590			1589015849
591			622714012
616			631050424
620			643950413
625			901064807
631			633549084
637			192493995
651			363669634
661			627216534
	Wells Fargo	4944051168
506			4944093780
521			4944093798
522			4944093806
546			4944093822
548			4944093830
555			4944093848
558			4944093863
592			4944093913
608			4944177971
610			4944224807
621			4944289867
652			4944247717

Schedule 6

Store Number	Bank Name	Account Number	Sub-Account Numbers
659			4944177989
673			4944265289
	Wachovia	2000006158543
67
505
530
531
543
544
545
553
565
575
595
603
606
607
611
612
622
624
640
645
662
676
683
691
696
	Bank of America (retail)	5486854684
59			5562559078
68			556256740
69			8981720896
306			5562560494
307			5562560724
502			5486852589
504			5486854642
508			5486854639
510			5486854626
517			5486854613
523			5486854600
524			5486854590
526			5486852259
529			5486852246

Schedule 6

Store Number	Bank Name	Account Number	Sub-Account Numbers
532			5507477018
538			5486852233
541			5486852220
550			5486852217
554			5486852204
557			5486852194
559			5486852181
562			5486852178
567			5507478855
572			5486852165
577			5486852152
578			5486852149
584			5486852123
585			5486852110
586			5486852107
589			5486852097
596			5486852084
599			5486852068
605			5486852055
609			5486852042
613			5486852039
623			5487721538
627			5486852026
628			5486852013
630			5488743065
635			5486852000
638			5486851991
639			5495582170
641			5486851988
646			5486851975
647			5486851962
675			5505520158
679			5507484182
680			5562559175
685			5562559191
688			5562559201
689			5562561846
690			898005960360
693			898003801900
697			898003801845
703			898005960373
	Chase	323187536

Schedule 6

Store Number	Bank Name	Account Number	Sub-Account Numbers
501			323187536
516			323187536
539			323187536
540			323187536
581			323187536
649			323187536
668			323187536
682			323187536
700			323187536
587	LaSalle Bank Midwest	5893069517
514		5893069517
615		5893069517
701	Wells Fargo	5763556353
679	Wells Fargo	5763556353
308	Wachovia Bank	2000036887059
509	Chevy Chase Bank	1624300740
525	Banknorth	138003661
532	BB&T	5135715427
533	Bank of the West	898004825
561	Hillcrest Bank	10026654
563	HSBC	148018211
565	Citibank	759178285
566	LaSalle Bank	5405484436
588	First National Bank of CO	242421
593	AMSouth Bank	1004078561
597	Citizens Bank	6101281055
601	Chevy Chase Bank	1074303857
602	Highland Bank	3010014677
618	National City	96463682
619	Sky Bank	6700020464
633	BB&T	5182873294
643	National City	967011017
644	Valley National Bank	40744841
648	Canandaigua National B&T	1101037872
650	Fifth Third Bank	7160916800
671	National City	649900484
681	Captiol One	3620209138
684	Mid City Bank	71196
686	Compass Bank	29688133
687	Bank of America	898005962371

Schedule 6

Store Number	Bank Name	Account Number	Sub-Account Numbers
694	Bank of America	898005962067
695	Wells Fargo	5763556338
699	Bank of America	5562569767
707	Wachovia Bank	2000036893069
	Chase - Corp Concentration	22073673
	Wachovia - Corp Concentration	2000015151816
	Bank of America - Payroll (Corp)	213010119
	Suntrust Payroll Account	201334607
	Suntrust Concetration Account	201334585
	Suntrust Refund	200825763
	Checks
	Suntrust Outlet Store	201712873
	Suntrust Depository
	Account	201334097

Schedule 6

Schedule 7

(Commercial Tort Claims)

None.

Schedule 7